EXHIBIT 10.22


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                           PROJECT SERVICES AGREEMENT

                          DATED AS OF JANUARY 11, 1999

                                     BETWEEN

                                  VIATEL, INC.

                                       AND

                                 BECHTEL LIMITED


                               CIRCE CABLE PROJECT
                                 CIRCE 2 SYSTEM

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                                     - ii -


                                TABLE OF CONTENTS

                                                                        PAGE NO.

SECTION 1.            DEFINITIONS; INTERPRETATION..............................1
     1.1              Defined Terms............................................1
     1.2              Rules Of Construction....................................1

SECTION 2.            RESPONSIBILITIES OF THE PARTIES..........................2
     2.1              Program Manager's Responsibilities.......................2
     2.2              Owner's Responsibilities.................................3

SECTION 3.            COMPLIANCE WITH LAWS; PERMITS............................6
     3.1              Compliance With Laws.....................................6
     3.2              No Liability Of Owner Persons............................6
     3.3              Variations Required By Law...............................6
     3.4              Permits 6

SECTION 4.            SUPPLIER CONTRACTS.......................................7
     4.1              Generally................................................7
     4.2              Terms And Conditions Of Supplier Contracts...............7
     4.3              Approval7
     4.4              Extension Of Time........................................7
     4.5              Agency  7

SECTION 5.            WAYLEAVES................................................8
     5.1              Generally................................................8
     5.2              Approval By The Owner....................................8

SECTION 6.            INTELLECTUAL PROPERTY RIGHTS.............................9
     6.1              Supplies.................................................9
     6.2              Owner Contracts And Overall System Design................9
     6.3              New Developments By the Program Manager..................9
     6.4              The Program Manager's Existing Intellectual Property.....9

SECTION 7.            REIMBURSABLE COSTS, FEES AND PAYMENTS TO THE
                      PROGRAM MANAGER.........................................10
     7.1.             Reimbursable Costs......................................10
     7.2              Service Fees............................................10
     7.3              Payments Generally......................................11

SECTION 8.            MAINTENANCE OF BOOKS AND RECORDS........................14
     8.1              System Records..........................................14
     8.2              The Program Manager's Records...........................15
     8.3              Access To Records.......................................15

SECTION 9.            TAXES...................................................15
     9.1              Responsibility For Taxes................................15
     9.2              Exemption From Taxes....................................15

SECTION 10.           CHANGE ORDERS...........................................15
     10.1             Equitable Relief........................................15
     10.2             Reduction in Scope of Services..........................17
     10.3             Effect of Changes.......................................17

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                                     - iii -


     10.4             Procedure For Implementing Change Order Amendments......18

SECTION 11.           GUARANTEED RFS DATE, DELAY DAMAGES, PERFORMANCE BONUS...18
     11.1             Guaranteed RFS Date.....................................18
     11.2             Effect of Schedule Incentive Fee........................18
     11.3             Minimising Delay........................................19

SECTION 12.           FORCE MAJEURE...........................................19
     12.1             Definition..............................................19
     12.2             Notice  20
     12.3             Effect Of Force Majeure.................................20

SECTION 13.           REPRESENTATIVES OF THE PARTIES..........................20

SECTION 14.           INSPECTION RIGHTS.......................................21
     14.1             Generally...............................................21
     14.2             No Relief...............................................22

SECTION 15.           SUSPENSION BY OWNER OR PROGRAM MANAGER..................22
     15.1             Suspension By the Owner.................................22
     15.2             Suspension By Program Manager...........................23
     15.3             Extension Of Time And Stand-by Costs....................23
     15.4             The Program Manager's Duties Upon Suspension............23
     15.5             The Program Manager's Duties After Suspension...........24

SECTION 16.           OPTIONAL TERMINATION....................................24
     16.1             Termination.............................................24
     16.2             Termination Date........................................24
     16.3             Payment.................................................24

SECTION 17.           EVENTS OF DEFAULT AND REMEDIES..........................24
     17.1             Events Of Default By Program Manager....................24
     17.2             No Prejudice............................................26

SECTION 18.           DUTIES UPON TERMINATION BY OWNER........................26
     18.1             Generally...............................................26

SECTION 19.           LIMITATION OF LIABILITY.................................27
     19.1             Supplies, Services, Work, Etc. Provided By Others.......27
     19.2             Aggregate Cap On Liability..............................28
     19.3             Loss Or Damage To The System............................28
     19.4             Consequential Loss, Etc.................................29
     19.5             Scope Of Limitations....................................29
     19.6             Hazardous Waste Or Materials............................29

SECTION 20.           WARRANTIES..............................................29
     20.1             General Warranty of Services............................29
     20.2             Liability In Respect Of The Services....................29
     20.3             Alternative Remedy......................................29
     20.4             Defects And Deficiencies................................30

SECTION 21.           PERFORMANCE TESTS AND RFS CERTIFICATES..................30
     21.1             Performance Testing Generally...........................30
     21.2             Issuance Of RFS Certificates............................30


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                                     - iv -


     21.3             Punch List..............................................31
     21.4             Effect of System RFS Certificate........................31
     21.5             Final Acceptance........................................31

SECTION 22.           REPRESENTATIONS AND WARRANTIES..........................31
     22.1             The Program Manager's Representations And Warranties....31
     22.2             The Owner's Representations And Warranties..............32

SECTION 23.           INSURANCE...............................................33
     23.1             Insurance Generally.....................................33

SECTION 24.           CONFIDENTIALITY AND PROPRIETARY INFORMATION.............34
     24.1             Confidentiality.........................................34
     24.2             Publicity...............................................35

SECTION 25.           CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS............35
     25.1             Gifts, Etc..............................................35
     25.2             Payments................................................35
     25.3             Foreign Corrupt Practices Act...........................36
     25.4             Permitted Activities....................................36
     25.5             Materiality.............................................36

SECTION 26.           RELATIONSHIP OF THE PARTIES.............................36
     26.1             Generally...............................................36
     26.2             Capacity Of Suppliers...................................36

SECTION 27.           NOTICES.................................................36
     27.1             Methods And Effectiveness...............................36
     27.2             Addresses...............................................37
     27.3             English Language........................................37

SECTION 28.           DISPUTE RESOLUTION; CONSENT TO JURISDICTION.............38
     28.1             Mutual Discussions......................................38
     28.2             Resolution By Independent Senior Management.............38
     28.3             Mediation...............................................38
     28.4             Consent To Jurisdiction.................................38

SECTION 29.           MISCELLANEOUS...........................................39
     29.1             Headings................................................39
     29.2             Governing Law...........................................39
     29.3             Severability............................................39
     29.4             Integration.............................................39
     29.5             Amendments And Waivers..................................39
     29.6             Further Assurances......................................39
     29.7             Counterparts............................................39
     29.8             Successors And Assigns..................................39

EXHIBITS

EXHIBIT A             Defined Terms
EXHIBIT B             Scope of Services
EXHIBIT C             Technical Specification
EXHIBIT D             Fee Schedule


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                                     - v -


EXHIBIT E             Recoverable Costs
EXHIBIT F             Insurance Schedule
EXHIBIT G             Supplier Contracts
    EXHIBIT G-1            MATERIAL TERMS AND CONDITIONS OF SUPPLIER CONTRACTS
    EXHIBIT G-2            FORM OF SUPPLIER CONTRACT
EXHIBIT H             Form of Certificate of Payment and Final Release
EXHIBIT I             Form of Lien Release
EXHIBIT J             Schedule of Key Program Manager Personnel
EXHIBIT K             Target Cost Assumptions
EXHIBIT L             Wayleave Criteria
EXHIBIT M             Owner Security

                           PROJECT SERVICES AGREEMENT
                           --------------------------


THIS PROJECT SERVICES AGREEMENT is made this 11th day of January, 1999


BETWEEN:

    (1)  VIATEL, INC., a Delaware corporation (the "Owner"); and

    (2) BECHTEL LIMITED, a United Kingdom limited liability company (the "Program Manager").


WHEREAS:

    (A)  The Owner is developing the System (as hereinafter defined); and

    (B) The Owner seeks to obtain, and the Program Manager desires to provide, certain services for the program management and administration of design, engineering, procurement, permitting, construction, installation and testing of the System, with a view toward the delivery to the Owner of an operable System incorporating network equipment and other System components, as identified in the Technical Specification, to be provided by contractors and suppliers engaged by the Owner.

NOW, THEREFORE, the Parties, in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:


         SECTION 1.     DEFINITIONS; INTERPRETATION
                        ---------------------------

1.1 DEFINED TERMS. As used in this Contract, capitalised terms shall have the meanings ascribed thereto in Exhibit A hereto.

1.2 RULES OF CONSTRUCTION. In the interpretation of this Contract, unless the context otherwise requires:

         (a) The singular includes the plural and vice versa and, in particular (but without limiting the generality of the foregoing), any word or expression defined in the singular has the corresponding meaning used in the plural and vice versa.

         (b)  The term "or" is not exclusive;

         (c) The term "including" shall mean "including, without limitation."

         (d) Any reference to any gender includes the other gender.

         (e) Any reference to any agreement, instrument, contract or other document shall:

              (i) include all appendices, exhibits, annexes and schedules thereto; and

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                                       2


              (ii) be a reference to such agreement, instrument, contract or other document as amended, supplemented, modified, suspended, restated or novated from time to time.

         (f) Any reference to any Law or Codes and Standards shall include all statutory and administrative provisions consolidating, amending or replacing such Law or Codes and Standards, and shall include all rules and regulations promulgated thereunder.

         (g) Any reference to "hereof , "hereto", "herein", "hereunder" or any other similar term is a reference to this Contract as a whole, and not to any particular provision or part of this Contract.

         (h) Any reference to any Person includes its permitted successors and assigns.

         (i) Unless otherwise specified, a reference to a Section or Exhibit is to the Section or Exhibit of this Contract.

         (j) Unless otherwise specified, any right may be exercised at any time and from time to time.

         (k) If an index or similar reference referred to in this Contract is changed or no longer published or reported by the Person (or such Person's successor) who, on the date hereof, publishes or reports such index or reference, then the Parties shall use their best efforts to replace such index with the best substitute for the changed or no-longer published index or reference.


         SECTION 2.  RESPONSIBILITIES OF THE PARTIES
                     -------------------------------

2.1       PROGRAM MANAGER'S RESPONSIBILITIES.

         (a) THE SERVICES. The Program Manager shall provide certain services of the types identified in Exhibit B hereto (the "Services") for the program management and administration of design, engineering, procurement, permitting (including obtaining of Wayleaves and Permits), construction, installation and testing of the System with a view toward the delivery to the Owner of an operable System incorporating the Services, the Supplies, the Procured Services and the Owner-Procured Equipment, in each case, to the extent specified in the Technical Specification.

              (i) SCOPE OF SERVICES. The scope of the Services is more fully described in Exhibit B to this Contract and the Target Cost Assumptions set forth in Exhibit K hereto.

         (b) THE PROGRAM MANAGER'S PERSONNEL. The Program Manager shall employ in connection with performance of this Contract only such Program Manager Personnel who are safety-conscious, suitably skilled and experienced, and shall agree to provide to the Owner, subject to the Owner's assumption of appropriate confidentiality undertakings in respect thereof, all such resumes and other relevant biographical and employment data as of such date on file with the

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                                       3


Program Manager for the Program Manager Personnel as the Owner may reasonably request. The Owner or the Owner's Project Representative may, but not unreasonably or vexatiously, object to and direct the Program Manager to remove within [REDACTED] any Program Manager Personnel from the Sites or the performance of the Services; PROVIDED, that the Owner shall be entitled to review to its satisfaction and pre-approve all Key Program Manager Personnel proposals or appointments, and may, in its sole discretion upon reasonable notice to the Program Manager, reject or remove any such Persons so proposed or appointed. Any Person subject to removal or rejection by the Owner in accordance with this Section 2.1 shall not be employed again for any portion of the Services hereunder without the prior approval of the Owner's Project Representative.

         (c) LIMITATIONS ON PERSONNEL NUMBERS. Within the first [REDACTED] Days after commencement of the Services, the Program Manager shall submit for the approval of the Owner's Project Representative a staffing plan with respect to the Full-Time Equivalent Personnel to be utilized by the Program Manager for the duration of the Services. At the time of submission, on or before the [REDACTED] calendar month, of each of the Program Manager's monthly progress reports, the Program Manager may request an adjustment to the number of Full-Time Equivalent Personnel as set forth in such staffing plan, and if the Owner's Project
Representative concurs with such adjustment, an appropriate revision will be made thereto. In addition, the Program Manager may request an interim adjustment to the staffing plan, as follows:

              (i) if at any time the Program Manager reasonably believes that the limitation on Full-Time Equivalent Personnel set forth in any staffing plan is likely to cause a failure to meet the Guaranteed RFS Date, the Program Manager shall so notify the Owner, and such notification shall set out the Program Manager's proposal (containing work-around plans demonstrating with reasonable specificity the nature, cause and likelihood of anticipated delays) for an increase in the number of Full-Time Equivalent Personnel authorized by the relevant staffing plan; and

              (ii) to the extent that the Owner consents to any such proposed increase in personnel numbers it shall do so in writing; PROVIDED, that any increase so authorized shall relate exclusively to the calendar month covered by the relevant staffing plan and shall, upon development of each successive staffing plan, be subject to full review and adjustment by the Parties, which adjustment may include a reduction in the quantity of Full-Time Equivalent Personnel down to such level as was in effect prior to any approved increase.

2.2       OWNER'S RESPONSIBILITIES.

         (a) INFORMATION AND ITEMS TO BE FURNISHED BY OWNER. The Owner shall furnish to the Program Manager in writing data and design criteria and other information necessary to provide the basis upon which the Program Manager shall perform the Services. The Program Manager shall be entitled to rely upon such data, criteria and information in its performance of the Services. The Owner shall grant or obtain permission for the Program Manager Personnel, Owner Contractors and Suppliers to enter the Sites and such of the Owner's facilities as to which any such Person may render System-related services.

          The Owner shall furnish to the Program Manager or secure the items required to be furnished or secured by it, including, but not limited to, the Owner-Procured Equipment, at such times and in such manner as may be required to enable the Program Manager to perform the Services within the Target Cost and by the Guaranteed RFS Date. In any case where the Owner is to review work or respond to requests from the Program Manager, it shall do so promptly, reasonably and in good faith so as not to delay performance of the Services.

         (b) OWNER CONTRACTORS. The Owner will enter into contracts with (each of the following, an "OWNER CONTRACTOR"):

              (i)   [REDACTED] for the procurement of the Fiber Optic Cable;

              (ii)  [REDACTED] or other vendor with respect to the  engineering,
acquisition,   installation,   commissioning  and  testing  of  electronics  and
equipment for the POPs and the Repeater Facilities; and

              (iii) Colliers or other commercial realtor for POP acquisition.

              The Owner shall procure that each of the Owner Contractors will cooperate with the Program Manager and will not interfere with or impede the Program Manager in carrying out the Services.

         (c)  TELECOMS  LICENCES.  The Owner shall  obtain any and all  Telecoms
Licences required by applicable Law for it to act as a telecommunications operator or to install telecommunications facilities in [REDACTED].

         (d) WAYLEAVES. In relation to any application for, or the granting of, any Wayleave required for the installation of the Duct, the Fiber Optic Cable or the Repeater Facilities in accordance with the Technical Specification, the Owner shall, to the extent that each of the Program Manager's submissions and proposals complies in all respects with the applicable Wayleave Criteria and the other requirements of this Contract,

             (i) sign and deliver all Wayleave-related documentation submitted to it by the Program Manager for signature (unless the Program Manager is duly authorized to sign on the Owner's behalf) within:

                   (A) [REDACTED], in the case of Public Forms; or

                   (B) [REDACTED], in the case of Public Contracts; or

                   (C) [REDACTED], in the case of  Alternative  Wayleaves;
and

              (ii) take such other steps as may be necessary (including payment of any fees, premiums or rents), within such time periods as specified in the relevant Wayleave documents or as otherwise necessary for the expeditious granting thereof.

         (e) POINTS OF PRESENCE. The Owner shall be fully responsible for finding buildings for the POPs and acquiring a legal interest in such buildings, and in relation to each such building the Owner shall:

              (i) promptly notify the Program Manager of its location;

              (ii)  obtain  the  Program  Manager's   approval  of  its  general
suitability (such approval not to be unreasonably withheld by the Program Manager) (but, for the avoidance of doubt, the Program Manager shall not carry out a detailed survey of the building);

              (iii) obtain any landlord's consent or authorization of any Governmental Authority that may be required for the required refurbishment works, change of use or operation of the Owner's telecommunications facilities; and

              (iv) give the Program Manager access to the building to allow commencement of the refurbishment work in accordance with the current project schedule.

         (f) SYSTEM DESIGN AND TECHNOLOGY. The Owner shall be responsible for overall system design and for the technology used.

2.3 OWNER-CAUSED DELAY. Any of the following events or circumstances, to the extent having an actual and adverse effect upon the Program Manager's ability, despite the exercise of Prudent Practices in its performance of the Services hereunder, to meet the Guaranteed RFS Date and/or the Target Cost, shall constitute Owner-Caused Delay (each such event or circumstance, an "Owner-Caused Delay") subject to the equitable relief provisions of Section 10 hereof:

         (i) acts or omissions of Owner Persons or Owner Contractors (A) causing any casualty or damage to the System or any Owner-Procured Equipment, Services, Procured Services or Supplies, or (B) wrongfully interfering with the provision of the Services, Procured Services or Supplies; or

         (ii) except to the extent that any relevant obligation of the Owner is governed by another express provision (including, without limitation, clause
(iii) of this Section 2.3) of this Contract, the Owner's or any Owner Person's failure to furnish any item of Owner-Procured Equipment (including the Owner's or any Owner Person's failure to furnish items of Owner-Procured Equipment that are free from defects and deficiencies) or any information (including the Owner's failure to provide accurate and complete information) that it is required to provide hereunder, which failure, in each case (A) relates to an item that is necessary to the Program Manager in order to complete the Services by the Guaranteed RFS Date and for the Target Cost and (B) continues (without the Owner's furnishing thereof or accommodation therefor) for a period in excess of [REDACTED] after the Program Manager's notice to the Owner thereof; or

         (iii) the Owner's unreasonable refusal to review or approve, or any unreasonable delay in its review, approval, signature or delivery of, any item of Services (including, without limitation, the Wayleave-related documentation specified in Sections 2.2 and 5 hereof) complying with this Contract, in each

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                                       6


case, within the time periods specified in this Contract for such review or approval; or

         (iv) the failure by the Owner to make available to the Program Manager and the Suppliers the Sites (including any such failure with respect to the POPs to be delivered to the Program Manager in accordance with Section 2.2(e)) on a timely basis, or any interruption (except for purposes of reasonable inspection as envisioned by this Contract) in the availability to the Program Manager or any Supplier of any such Site caused by any Owner Person (including by virtue of the Owner's commercial use or operation of the System or any portion thereof); or

         (v) the Owner's exercise of suspension rights pursuant to Section 15.1 hereof.


         SECTION 3.  COMPLIANCE WITH LAWS; PERMITS
                     -----------------------------

3.1 COMPLIANCE WITH LAWS. The Program Manager shall comply with all Laws and Codes and Standards of the countries, provinces and territories in which any part of the Services are to be performed and with all international treaties in any way affecting this Contract or applicable to any of the Services. For the purpose of performing the Services, the Program Manager shall, as agent for the
Owner:

         (a) give all notices required by Law to be given to any Governmental Authority;

         (b) perform or permit the performance by authorised Persons of any inspection required by Law; and

         (c) pay all fees, charges, impositions or any other moneys payable to any Governmental Authority or any public officer in respect of the Services (and all such fees, charges, impositions and other moneys shall constitute Recoverable Costs);

in each case, except to the extent that the Owner is responsible hereunder for doing so (pursuant to Section 2.2), or as the Owner may otherwise instruct.

3.2 NO LIABILITY OF OWNER PERSONS. No Owner Person shall be responsible for any act or omission of the Program Manager that violates any Law. The Program Manager shall indemnify and hold harmless each Owner Person from and against any and all liabilities to third parties arising as a result of any such violation by the Program Manager.

3.3 VARIATIONS REQUIRED BY LAW. The Program Manager shall, before making any variation from any design, drawing, plan, procedure or other matter that may be necessitated by complying with any Change in Law, give to the Owner written notice, specifying the variations proposed to be made, and the reasons for making them, and make proposals for a Change Order in accordance with Section 10.


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                                       7


3.4 PERMITS. The Program Manager shall procure, as agent for the Owner, all Permits necessary for System completion in accordance with this Contract, and shall deliver such Permits and all related documentation to the Owner on or before the System RFS Date. The Program Manager shall, in performing its obligations under this Section 3.4, identify and present to the Owner for its approval a detailed list of all Permits potentially required hereunder, and the Owner shall promptly advise the Program Manager in writing of the Owner's requirements and recommendations with respect to the procurement of the Permits so identified by the Program Manager.


         SECTION 4.  SUPPLIER CONTRACTS
                     ------------------

4.1 GENERALLY. The Program Manager shall, as agent for the Owner, negotiate and prepare the Supplier Contracts, and in the case of any [REDACTED], the Program Manager shall present the same to the Owner for approval. Where any [REDACTED], the Program Manager shall be free to enter into the Supplier Contract, as agent for the Owner, without obtaining the prior approval of the Owner.

4.2 TERMS AND CONDITIONS OF SUPPLIER CONTRACTS. Each Supplier Contract prepared and negotiated by the Owner shall utilize the format, to the extent applicable, of the form of Supplier Contract annexed as Exhibit G-2 to this Contract. The Program Manager shall, subject to this Section 4.2, ensure that each Supplier Contract presented to the Owner for approval incorporates all terms and conditions (or terms and conditions offering protections that are equivalent to or in excess of those) specified in Exhibit G-1 hereto as are applicable to such Supplier Contract. If, despite the Program Manager's use of Prudent Practices, it is not practicable (taking account of the cost implications and all other relevant considerations) to incorporate into any Supplier Contract the terms and conditions (or equivalent terms and conditions) specified in Exhibit G-1 hereto, the Program Manager shall present to the Owner for its approval a Supplier Contract incorporating the most favourable alternate terms (including the most favourable alternate warranties in favour of the Owner) the Program Manager was able to procure in its exercise of Prudent Practices.

4.3 APPROVAL. The Owner shall, within [REDACTED] of receiving a Supplier Contract for approval, by written notice to the Program Manager either:

         (a) approve the Supplier Contract; or

         (b) specify in what respect it does not approve the Supplier Contract and the steps that it requires the Program Manager to take in relation thereto;

and in the latter case the Program Manager shall employ Prudent Practices to take all steps required by the Owner and, having done so, shall re-submit the Supplier Contract to the Owner for approval, and the provisions of this Section
4.3 shall apply in respect thereof. The Owner's failure to provide any written notice within the time period specified in this Section 4.3 shall result in the relevant Supplier Contract being deemed for purposes of this Contract approved in all respects by the Owner.


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                                       8


4.4 EXTENSION OF TIME. If (i) the Owner requires the Program Manager to take measures pursuant to Section 4.3(b), and (ii) the taking of such steps is likely to cause the Program Manager delay in meeting the Guaranteed RFS Date, then, unless the necessity for such measures or delay results from the Program Manager's failure to [REDACTED] or comply with applicable Technical Requirements in performing its obligations under this Section 4, the Program Manager shall be entitled to an extension of time by means of a Change Order executed and delivered in accordance with Section 10.

4.5 AGENCY. The Parties acknowledge and agree that:

         (a) the Program Manager shall, unless otherwise directed by the Owner, act as the Owner's agent in entering into and administering each Supplier Contract, and shall, in such connection, perform the obligations (including making payments on the Owner's behalf to Suppliers, subject to the Owner's compliance with its payment obligations to the Program Manager under Section 7 hereof) and exercise the rights of the Owner thereunder; and

         (b) notwithstanding the Program Manager's entry into Supplier Contracts as agent for the Owner, the Program Manager shall not have any liability to the relevant Suppliers under such Supplier Contracts, and all obligations owed to the Supplier under the Supplier Contract shall be owed by the Owner.


         SECTION 5.  WAYLEAVES
                     ---------

5.1 GENERALLY. As soon as practicable, the Program Manager shall, as agent for the Owner, identify, conduct preliminary negotiations concerning, and present to the Owner proposed terms and conditions for all such Public Wayleaves as are necessary for the installation and operation of the Fiber Optic Cable, the Duct and the Repeater Facilities. Each Public Wayleave so presented by the Program Manager to the Owner shall satisfy all Wayleave Criteria applicable thereto, or, if any such Public Wayleave is not available to the Owner due to a Change in Law, Wayleave or Permit Failure, Owner-Caused Delay or Force Majeure Event, the Program Manager shall prepare and present to the Owner a work-around plan identifying alternative wayleaves or other System access rights ("Alternative Wayleaves") complying with the Wayleave Criteria applicable thereto and the other requirements of this Contract. All costs incurred by the Program Manager in the preparation and submission to the Owner of Alternative Wayleave and work-around proposals shall, to the extent that each relevant proposal has been prepared and submitted in accordance with Prudent Practices, the Wayleave Criteria and the requirements of this Contract, be reimbursed to the Program Manager as Recoverable Costs.

5.2 APPROVAL BY THE OWNER. The Program Manager shall consult on an ongoing basis with (and at all times during which Wayleave procurement is proceeding, report on a weekly basis to) the Owner as to each Wayleave that it proposes to the Owner. The Owner may reject any such proposal (or may instruct the Program Manager to cease any further activity with respect thereto) if it determines that the proposed Wayleave does not (or in the Owner's reasonable judgment, will not) meet applicable Wayleave Criteria and, in the case of Alternative Wayleaves, that the route, price or other commercial terms and conditions on which such Alternative Wayleave is or may be available will not be desirable in light of the Technical Specification and the other requirements of the System. In the case of proposals so rejected, terminated or suspended by the Owner, the Program Manager shall be entitled to (i) reimbursement, as Recoverable Costs, of any costs incurred as of the relevant rejection, termination or suspension date (PROVIDED, in the case of suspension, that the Program Manager shall be entitled to Reimbursable Costs for its resumption of Services with respect to any such suspended Wayleave proposal) by the Program Manager in the negotiation, preparation and presentation to the Owner of such rejected, terminated or suspended Wayleave and (ii) schedule relief to the extent specified in Section 10 hereof, PROVIDED, that the Program Manager shall not be entited to such schedule relief if the failure of any Wayleave proposal to meet the Wayleave Criteria is the result of the Program Manager not having performed its obligations in accordance with the General Warranty in light of such Wayleave Criteria.

In the event of the Owner's refusal to grant schedule relief claimed by the Program Manager in connection with any Wayleave proposal rejected in accordance with this Section 5.2, the Program Manager may, upon written notice to the Owner within [REDACTED] after such refusal, require that the matter be referred, within [REDACTED] thereafter, to an independent expert appointed by the Parties' respective senior management for resolution within [REDACTED] after such referral.


         SECTION 6.  INTELLECTUAL PROPERTY RIGHTS
                     ----------------------------

6.1 SUPPLIES. The Program Manager shall endeavour to procure that each Supplier Contract, pursuant to which Supplies are provided for the System, contains provisions whereby:

         (a) the Owner is granted a licence in respect of Intellectual Property Rights in the Supplies to the extent that such a licence is necessary for the ownership, operation, maintenance and marketing of the System;

         (b) the Supplier in question agrees to indemnify, protect, defend and hold harmless the Owner and Program Manager from and against any liability to third persons based upon, arising out of or otherwise related to an infringement or claimed infringement of Intellectual Property Rights in the Supplies by reason of the Owner's ownership, operation, maintenance or marketing of the System.

         Provided that if any Supplier shall refuse to agree to the incorporation of such provisions despite the Program Manager's use of Prudent Practices to secure such agreement, the Program Manager shall consult with the Owner to agree on an appropriate course of action.

6.2 OWNER CONTRACTS AND OVERALL SYSTEM DESIGN. The Owner shall be responsible for obtaining any licences which it requires in respect of Intellectual Property Rights in the Owner-Procured Equipment or the overall network design for the System and shall indemnify, protect, defend and hold harmless the Program Manager from and against any liability to third persons based upon, arising out of or otherwise related to an infringement or claimed infringement of any such Intellectual Property Rights by reason of the Program Manager's performance of its obligations in accordance with Prudent Practices and the terms of this Contract.

6.3 NEW DEVELOPMENTS BY THE PROGRAM MANAGER. If, in performing Services for which the Program Manager is compensated by way of Recoverable Costs, the Program Manager develops any new items or processes which are independent of items or processes developed by the Program Manager otherwise than pursuant to this Contract, any Intellectual Property Rights therein shall belong to the Owner, and the Program Manager shall have a non-exclusive royalty-free licence to use the same for any purposes, including the right to grant sub-licences in respect thereof.

6.4 THE PROGRAM MANAGER'S EXISTING INTELLECTUAL PROPERTY. All Intellectual Property Rights in items or processes developed by the Program Manager otherwise than pursuant to this Contract shall remain the property of the Program Manager, but to the extent that the Program Manager uses any such items or processes in performing the Services, the Owner shall have a non-exclusive, royalty-free license to use the same for any purpose connected with the System, including the right to grant sub-licences for any such purpose.


          SECTION 7.  REIMBURSABLE  COSTS, FEES  AND  PAYMENTS  TO  THE  PROGRAM
                      MANAGER
                      ----------------------------------------------------------

7.1. REIMBURSABLE COSTS. The Owner shall, within [REDACTED] after the Program Manager's submission to the Owner of its Reimbursement Invoice in respect thereof, reimburse the Program Manager for the full amount of all Reimbursable Costs expended or disbursed by the Program Manager in performing the Services, subject the Program Manager's compliance with the provisions of this Section 7. The Program Manager shall be entitled to submit no more than 2 Reimbursement Invoices in any calendar month.

         (a) OWNER SECURITY. The Owner shall establish for the benefit of the Program Manager, a letter of credit or equivalent escrow account (the "Owner Security") on terms and with a bank reasonably acceptable to the Program Manager as security for payment of the Reimbursable Costs. The Owner Security shall be issued and outstanding at all times during performance of the Services in an amount necessary to meet the monthly cash-flow requirements set forth in Exhibit M hereto. Prior to exercising any rights against the Owner Security, the Program Manager shall notify the Owner that the Owner has failed to pay, within the period specified for such payment, an amount due and payable to the Program Manager in respect of a Reimbursement Invoice duly submitted by the Program Manager in accordance with this Section 7. The Owner shall, to the extent that no Event of Default nor other event entitling the Owner to withhold payments to the Program Manager has occurred and is continuing, reimburse the requested amount to the Program Manager by the close of business on the [REDACTED] next succeeding the Program Manager's notice, whereupon the Owner's failure to do so, shall entitle the Program Manager to draw upon the Owner Security in the amount of such outstanding payment.

7.2 SERVICE FEES. The Program Manager shall be entitled to Service Fees as follows:

         (a) [REDACTED]

         (b) INCENTIVE  FEE.  [REDACTED]

              (i) SCHEDULE COMPONENT. A portion (the [REDACTED]) of the Incentive Fee equal to [REDACTED] payable in respect of the Program Manager's achievement of the System RFS Date by the Guaranteed RFS Date, which Schedule Incentive Fee shall be subject, as applicable, to:

                   (A) reduction by an amount [REDACTED] of such Schedule Incentive Fee, for each Day that shall elapse after the 15th Day following the Guaranteed RFS Date until the System RFS Date up to a limit of the full amount of such Schedule Incentive Fee; or

                   (B) increase by an amount [REDACTED] of such Schedule Incentive Fee for each Day following the System RFS Date up to and including the Guaranteed RFS Date, up to a limit of one half of such Schedule Incentive Fee; and

              (ii) COST COMPONENT. A portion (the [REDACTED]) of the Incentive Fee equal to [REDACTED] payable in respect of the Program Manager's completion of all Services for a Total Completion Cost equivalent to the Target Cost, which Cost Incentive Fee shall be subject, as applicable, to:

                   (A)  [REDACTED]

                   (B)  [REDACTED]

7.3  PAYMENTS GENERALLY.

         (a) PAYMENTS IN DOLLARS OR OTHER CURRENCY. All payments to the Program Manager shall be made in Dollars except that, where the Program Manager incurs

Reimbursable Costs in another currency, it may report and be reimbursed in the original currency of expenditure.

         (b) INTEREST. Any overpayment, late payment or disputed amount later determined to have been due and payable shall, to the extent that such payment or amount has not been paid or reimbursed within [REDACTED] the due date therefor, accrue interest at the Interest Rate for each Day occurring after the relevant due date until payment or reimbursement of such amount, together with applicable interest, is made in full.

         (c) TAXES. All payments to be made to the Program Manager hereunder shall be made free and clear of any and all Taxes; provided, however, that:

              (i) If the Owner:

                   (A) receives a notice,  order or instruction from a competent
              Governmental Authority that a Tax is required to be withheld by Law; or

                   (B) otherwise has a reasonable belief that any tax is required to be withheld from any payment due to the Program Manager then the Owner  shall  promptly so inform the Program
              Manager as far in advance of any proposed withholdings as practicable.

              (ii) The  Program  Manager  shall use its best  efforts  to obtain documentary evidence from the relevant taxing authorities reasonably satisfactory to the Owner that the Owner is not required to withhold such Tax. If the Program Manager is unable to obtain such documentary evidence on a timely basis, then the Owner shall proceed to withhold any such Tax. Thereafter, the Owner shall, at the Program Manager's expense, provide any documentation or other co-operation as may be reasonably requested by the Program Manager to permit the Program Manager to recover any withheld amounts to which the Program Manager is entitled.

              (iii) The Program Manager shall protect, defend, indemnify in full and hold harmless each Owner Person from and against any Losses based upon, arising out of or otherwise related to Taxes that are owed by the Program Manager to any taxing authority.

         (c) EFFECT OF PAYMENT. No payment (final or otherwise) made under or in connection with this Contract shall be conclusive evidence of the performance of the Services, or of this Contract, in whole or in part, and no such payment shall be construed:

              (i) to constitute the acceptance of any Services that have not been performed by the Program Manager in accordance with Prudent Practices or any requirement of this Contract applicable thereto; or

              (ii) to release the Program Manager from any of its obligations under this Contract.

         (d) CONDITIONS TO PAYMENTS. The Owner shall have no obligation to pay for any portion of the Services (including the payment of any Incentive Fee) in the following circumstances, and may withhold any payment to be made to the Program Manager hereunder (subject, however, to the Owner's release of the full amount of such withholdings upon the Program Manager's cure of the relevant deficiency or breach) the extent that:

              (i) such portion (or in the case of the Incentive Fee, any item of Services) has not been performed in accordance with the requirements of this Contract (including the General Warranty); PROVIDED that:

                   (A) the Owner  shall have  notified  the  Program  Manager in writing, stating such failure or non-compliance with reasonable specificity; and

                   (B)  such   notification  is  given  as  soon  as  reasonably
              practicable after the Owner's discovery thereof;

                   PROVIDED FURTHER that, except to the extent that the Owner is not otherwise entitled to do so on account of an Event of Default pursuant to Section 17.1(a) hereof, nothing contained in this provision shall entitle the Owner to withhold any sums on the grounds of delay in performance of the Services; or

              (ii) the Program Manager has not delivered (or has not caused to be delivered) to the Owner the documentation required for payment in respect of such portion of the Services pursuant to Section 7.3(e) hereof (or in the case of the Incentive Fee, any of the documentation specified in subparagraph (ii) of such Section 7.3(e)).

         (e) PAYMENT DOCUMENTATION. The Program Manager shall deliver (or cause to be delivered) to the Owner the following documentation in connection with, and as a condition to, its receipt of the following payments:

              (i) REIMBURSABLE COSTS. On or before [REDACTED] calendar month, the Program Manager shall prepare and submit to the Project Representative its projection (identifying, in the form of Exhibit K hereto, anticipated items of Services, Supplies and Procured Services together with the Reimbursable Costs payable in respect thereof) of the following month's anticipated Reimbursable Costs. The Program Manager shall notify the Owner of, and shall be entitled to submit each Reimbursement Invoice upon, its actual expenditure or disbursement of Reimbursable Costs subject to any such Reimbursement Invoice, and shall attach to or include in each Reimbursement Invoice a statement (x) certifying to the Owner that the full amount of the invoiced Reimbursable Costs have in fact been expended or disbursed by the Program Manager as of the date of such Reimbursement Invoice, and (y) allocating the Reimbursable Costs between Supplier Costs and Recoverable Costs, and shall submit together therewith the following documents:

                   (A) As to Supplier Costs,

                        (1) an itemized statement detailing each payment made to
                   Suppliers, with specific identification (by reference to the relevant Supplier Contract) of items of Supply or Procured Services for which reimbursement is claimed by the Program Manager;

                        (2) a  Lien  Release  executed  by  each  Supplier  with
                   respect to all Procured Services or Supplies having a Supplier Cost (including all prior payments made to the relevant Supplier in respect thereof) in [REDACTED] for which the Program Manager has made payment and is seeking reimbursement; and

                        (3) the Supplier Cost Verification as to Procured Services or Supplies having a Supplier Cost (including all prior payments made to the relevant Supplier in respect thereof) in excess of $500,000 for which reimbursement of Supplier Costs is sought; and

                   (B) As to Recoverable Costs,

                        (1) an itemized statement detailing each such Recoverable Cost [REDACTED], identifying all relevant Persons performing the Services with the dates of performance thereof; and

                        (2) a Lien  Release  executed  by the  Program  Manager,
                   certifying that each Person engaged by it to perform Services hereunder has been paid in full and that there are no Liens asserted with respect to the Services for which reimbursement is sought.

              (ii) INCENTIVE FEES. To the extent that any of the following have not been delivered to the Owner on or prior to the System RFS Date, the Program Manager shall deliver to the Owner, together with the relevant Incentive Fee Invoice, the following documents:

                   (A) all Permits;

                   (B) Certificates of Payment and Final Release executed by the
              Program Manager and each Supplier;

                   (C) copies of all technical documentation, drawings and specifications forming a part of the Technical Requirements or otherwise relating to the Services, the Procured Services or the Supplies; and

                   (D) in respect of the Cost Incentive  Fee, a final,  itemised statement of the Total Completion Cost prepared by the Program Manager (which shall attach or enclose appropriate records and documentary support, or shall otherwise reference the relevant books, records and receipts, all of which shall be made available to the Owner upon request in connection with the Owner's review of such statement of the Total Completion Cost). If the Owner believes that there is any error in the Program Manager's statement of the final Total Completion Cost it shall so notify the Program Manager within 10 Business Days after the Program Manager's submission of such statement to the Owner, specifying the grounds for its belief in sufficient detail to enable the Program Manager to investigate the same.


         SECTION 8.  MAINTENANCE OF BOOKS AND RECORDS
                     --------------------------------

8.1 SYSTEM RECORDS. The Program Manager shall keep, and maintain for a period ending upon the later of:

         (a) [REDACTED]; and

         (b) the date on which no claim based upon, arising out of or related to this Contract is outstanding,

         all books, records, vouchers and accounts pertaining to this Contract, including such books, records, accounts and vouchers related to the Program Manager's payments to Suppliers and the Reimbursement Invoices. All such books, records, vouchers and accounts shall be maintained in accordance with generally accepted accounting principles and practices consistently applied, and shall, upon the Owner's prior instruction, be organised to allow for segregation of System investment and related records as the Owner may direct. At the Owner's request, all records required to be maintained pursuant to this Section 8.1 shall be delivered to the Owner on Final Acceptance, and the Program Manager shall be entitled to keep copies thereof, subject to its confidentiality obligations under Section 24 hereof.

8.2 THE PROGRAM MANAGER'S RECORDS. The Program Manager shall maintain its customary fiscal records and books of account in accordance with generally accepted accounting principles and practices consistently applied. Records maintained pursuant to this Section 8.2 shall remain in the custody of the Program Manager, but the Owner shall have access, upon reasonable notice, during business hours to such records for the sole purpose of examination or verification of the direct costs (excluding direct costs compensated by means of established or standard allowances and rates) relating to performance of the Services.

8.3 ACCESS TO RECORDS. The Program Manager shall give each Owner Person full access, upon reasonable notice, during business hours, to all documentation and records required to be kept, obtained and maintained pursuant to Section 8.1 and shall not destroy any such documentation or records without affording the Owner an opportunity to review or copy the same.


         SECTION 9.  TAXES
                     -----

9.1 RESPONSIBILITY FOR TAXES. The Owner acknowledges that any and all Taxes payable in respect of the Services shall constitute Recoverable Costs, and that any Taxes actually paid in respect of any Procured Services or the Supplies shall constitute Supplier Costs.

9.2 EXEMPTION FROM TAXES. The Program Manager shall use all reasonable efforts to have all Services, the Procured Services and the Supplies made exempt from all Taxes, whether in the manufacture thereof, related to the importation or location or installation thereof, and shall co-operate fully with the Owner in this respect. The Program Manager hereby undertakes to make applications for such revisions and for drawbacks, remissions, reclassifications or the like to the appropriate Governmental Authorities, in accordance with the relevant Laws then in force. Notwithstanding the foregoing, should the Owner be made aware of any area of exemption from taxes or duties, then the Owner shall identify such area to the Program Manager, which shall investigate the same.


         SECTION 10.  CHANGE ORDERS
                      -------------

10.1 EQUITABLE RELIEF. The Program Manager shall be entitled to equitable relief with respect to the requirements of this Contract in the following circumstances and in accordance with the following procedures:

         (a) INCLUDED EVENTS. In the event that the Program Manager is, despite the exercise of Prudent Practices and through no fault or omission of any Program Manager Personnel, delayed or subjected to increased costs in its performance of the Services, the Program Manager may, to the extent that such delays or increased costs result directly from any of the following events or circumstances (each such event or circumstance so affecting the Program Manager's performance hereunder, a "Change Event") or any combination of Change Events (excluding, however, the effect of any event or circumstance not expressly set forth herein as a Change Event), be entitled to an adjustment (to be reflected in a Change Order executed and delivered by the Parties) to the Guaranteed RFS Date, the Target Cost or the Service Fees, as applicable:

              (i) changes or additions to the general scope of this Contract, changes to the method or manner of performance of the Services as instructed by the Owner (including, without limitation, any direction by the Owner to expand build-out of the System, whether within the jurisdictions contemplated by this Contract or into neighbouring countries);

              (ii)  any Force Majeure Event;

              (iii) any Change in Law;

              (iv)  any Owner-Caused Delay;

              (v)   any Wayleave or Permit Failure;

              (vi) the Program Manager's implementation of Owner-requested measures in respect of Supplier Contracts in accordance with Sections
         4.3 and 4.4 hereof;

              (vii) to the extent specified in Section 14.2 hereof, delays sustained by the Program Manager in connection with the Owner's exercise of inspection rights hereunder;

              (viii) the Program Manager's exercise of suspension rights in accordance with Section 15.2 hereof;

              (ix) the discharge or presence at any Site of any hazardous materials (except to the extent caused by the negligent act or omission of any of Program Manager's employees, agents or other personnel) or the existence of unforeseen subsurface conditions at any Site (except to the extent that such conditions should have been anticipated as of the date of this Contract by the Program Manager in the exercise of Prudent Practices); or

              (x) any other grounds specifically referred to in the other provisions of this Contract that expressly entitle the Program Manager to equitable relief hereunder.

         (b) [REDACTED]

         (c) [REDACTED]

              (i) INCREASE IN SERVICE FEES. Upon any increase in the Target Cost implemented pursuant to this Section 10.1(c), the Service Fees shall be increased by a percentage equal to the percentage increase in the Target Cost effected by the relevant Change Order. Each such Change Order shall set forth expressly the adjusted amount of the Service Fees payable hereunder.

              (ii) LIMITATION. Notwithstanding anything to the contrary set forth herein, the Program Manager shall not be entitled to Target Cost or Service Fee relief solely on account of delays:

                   (A) resulting solely from a Change Event of the type described in subsection (vii) of such Section 10.1(a), except to the extent that Target Cost or Service Fee relief is expressly authorized in respect of such Change Event pursuant Section

              14.2(a) on account of the Owner's repeated and unwarranted interruptions in the Services in its exercise of inspection rights hereunder; or

                   (B) otherwise  arising in connection with  performance of the
              Services, except to the extent that the cause of any such delay would otherwise constitute a Change Event hereunder.

10.2 REDUCTION IN SCOPE OF SERVICES. The Owner may from time to time issue written notices to the Program Manager directing revisions to or deletions from the scope of Services (as reflected in the Target Cost Assumptions) under this Contract. The Program Manager shall give immediate effect to each such notice and shall execute a Change Order in respect thereof; PROVIDED, that such notice shall in no way limit the Program Manager's entitlement to Reimbursable Costs in respect of Services performed, or Procured Services or Supplies procured or committed to, by the Program Manager in its due prosecution of the Services prior to the Owner's notice of deletion or reduction of the relevant item(s) of Services.

              (i) REDUCTION TO TARGET COST AND SERVICE FEES. In the case of any limitations in the Services imposed by the Owner pursuant to this
         Section 10.2 that have caused, or are likely to cause, a reduction in the Total Completion Cost by an amount equal to or greater than [REDACTED], the relevant Change Order entered into by the Parties shall set forth the reduced amount, to be computed by reference to the Target Cost Assumptions, of the Target Cost reflecting the deletion or reduction of the Services hereunder. The aggregate Service Fees payable shall be reduced by a percentage equal to the percentage reduction in the Target Cost effected by the relevant Change Order. Each such Change Order shall set forth expressly the adjusted amount of the Service Fees payable hereunder.

10.3 EFFECT OF CHANGES. Any adjustment to the Contract necessitated by any Change Event shall be recorded by means of a formal written amendment (a "Change Order") agreed and executed by the Parties in accordance with the procedure set forth in Section 10.4. No claim for adjustment to the Target Cost, the Service Fees and/or the Guaranteed RFS Date shall be made, recognised or acceded to unless such claim has been adopted and implemented in accordance with the procedure set forth in Section 10.4 and recorded by means of a formal written Change Order amendment as provided in this Section 10.3.

10.4 PROCEDURE FOR IMPLEMENTING CHANGE ORDER AMENDMENTS. In the event that the Program Manager may be entitled to claim any equitable relief hereunder on account of any Change Event, the Program Manager shall give Owner written notice of its intent to submit a claim for a Change Order (which notice shall state the basis of such claim and the general nature of the relief requested) within [REDACTED] after it becomes aware of such Change Event. The Program Manager shall submit to Owner its documented and substantiated claim for such adjustment(s) as soon as practicable after giving such notice, but not later than [REDACTED] after giving such notice, unless extended in writing by the Owner. Such claim shall include an estimate of the impact of such proposed relief on the Target Cost or the Guaranteed RFS Date, as applicable, as supported by sufficient costing and description detail to allow the Owner to make a reasonable determination as to such impact and the desirability of such relief in light of available alternatives.

         The Owner shall respond to the Program Manager's claim for a Change Order amendment within [REDACTED] after receipt. If Owner agrees that the Program Manager's claim should be implemented, Owner shall issue the formal written Change Order amendment provided for in Section 10.3 incorporating such claim.

         If the Owner disagrees in any way with the Program Manager's claim for the Change Order amendment, the Owner shall return the Program Manager's claim marked-up to show Owner's modifications thereto. The Program Manager shall within [REDACTED] of receipt of Owner's mark-up, either advise Owner of its agreement to Owner's modifications or request a meeting with the Owner to resolve any and all disagreements with the modifications made by Owner. If the latter option is taken, the Parties shall meet as soon as practicable to resolve in good faith discussions any disagreements. In the event that the Parties are unable to resolve any such dispute within [REDACTED] after commencement of mutual discussions in respect thereof, either Party may, by written notice to the other Party, require that the matter be referred immediately to an independent expert appointed by the Parties' respective senior management for resolution within [REDACTED] after such referral. The resolutions of all disagreements shall be reflected in the formal written Change Order amendment to be developed pursuant to Section 10.3.


         SECTION 11.  GUARANTEED RFS DATE, DELAY DAMAGES, PERFORMANCE BONUS
                      -----------------------------------------------------

11.1 [REDACTED]

11.2 [REDACTED]

11.3 MINIMISING DELAY. Because the Owner wishes the System to be available for use as soon as possible, if the Program Manager becomes aware of circumstances that will cause the System RFS Date to be delayed (if alternative strategies are not adopted) the following provisions shall apply:

         (a) the Program Manager shall inform the Owner of such circumstances;

         (b) the Program Manager shall (unless otherwise agreed by the Owner) develop all reasonable work-around plans, alternate sources or any other means available with a view to avoiding or minimising the anticipated delay, and shall present the same to the Owner for approval;

         (c) the Program Manager's proposals presented to the Owner pursuant to paragraph (b) above shall specify:

              (i) any increase in the Full-Time Equivalent Personnel (in excess of the limitation thereon set forth in Section 2.1 hereof) that would be required to implement such proposals;

              (ii) the Program Manager's estimate of the additional Reimbursable Costs that would likely be incurred as a result of implementing the proposals; and

              (iii) the Program Manager's estimate of the impact on the Guaranteed RFS Date:

                   (A) if its proposals are implemented; and

                   (B) if its proposals are not implemented.

         (c) the Program Manager shall not implement the proposals without prior written approval from the Owner.


         SECTION 12.  FORCE MAJEURE
                      -------------

12.1     DEFINITION.

         (a) INCLUDED EVENTS. An event shall be a "Force Majeure Event" if such event:

              (i) is beyond the Program Manager's reasonable control despite the exercise of Prudent Practices;

              (ii) is not the result of any breach by the Program Manager of any provision of this Contract;

              (iii) was not caused by the negligent or careless act or omission of the Program Manager, the Program Manager Personnel or any other Person engaged by the Program Manager in connection with the performance of any Services hereunder; and

              (iv) is likely to result, despite the exercise of Prudent Practices and commercially reasonable efforts in mitigation thereof, in a failure by the Program Manager to comply with any of its obligations under this Contract.

         (b)  EXCLUDED EVENTS

              The following events are explicitly excluded from the term Force Majeure Event and are solely the responsibility of the Program Manager:

              (i) strikes, labour disputes and lockouts of any kind solely involving employees of the Program Manager, any Supplier or any other Person engaged by the Program Manager in connection with the performance of any Services hereunder;

              (ii) [REDACTED] ;

              (iii) Defects or Deficiencies in, or the late delivery or late performance of, Supplies or Procured Services by any Supplier (except to the extent caused by a Force Majeure Event); and

              (iv) [REDACTED] (except to the extent caused by a Force Majeure Event).

12.2 NOTICE. The Program Manager shall advise the Owner's Project Representative in reasonable detail of any Force Majeure Event within [REDACTED] after the date on which the Program Manager first became aware (or, in the exercise of Prudent Practices, should have been aware) of such Force Majeure Event.

12.3 EFFECT OF FORCE MAJEURE. The Program Manager shall not be considered in default in the performance of its obligations under this Contract, except obligations to make payment, to the extent that the performance of any such obligation is prevented or delayed by a Force Majeure Event.


         SECTION 13.  REPRESENTATIVES OF THE PARTIES
                      ------------------------------

Each Party shall designate in writing a project manager (a "Project Representative") to be responsible for co-ordination and monitoring of the Services on such Party's behalf. Each Party's Project Representative shall provide the interface with the other Party on all technical and contractual matters pertaining hereto, and shall have authority to act and make decisions on behalf of, and be authorised to bind by contract or otherwise, the Party by which it has been appointed. Either Project Representative may from time to time authorise Persons to carry out specific tasks on the relevant Party's behalf, and shall confirm any such authority by written notice to the other Party.


         SECTION 14.  INSPECTION RIGHTS
                      -----------------

14.1 GENERALLY. Each of the Owner Persons shall, upon reasonable prior notice to the Program Manager, have access, within normal business hours, to the Sites, the Services and all Procured Services and Supplies. The Program Manager shall provide such facilities as the Project Representatives of the Parties shall agree are appropriate for such access and for the purpose of inspection and testing in accordance with the provisions of the Technical Requirements. Each Owner Person shall upon reasonable prior notice to the Program Manager be allowed full access, within normal business hours and in accordance with such other rules and procedures as the Project Representatives may develop by mutual agreement, to all project offices and Sites of the Program Manager and the Suppliers to enable it to inspect the Services, Procured Services and Supplies and to monitor progress. The Owner or Owner's Inspector shall have the right to establish resident representative(s) at all Sites, and the Program Manager and the Suppliers shall, at the request of the Owner's Project Representative, make suitable office space and facilities available for such representative(s) and any costs incurred in so doing shall constitute Reimbursable Costs. The Program Manager shall endeavour to include in all of the Supplier Contracts such provisions as may be necessary to secure such rights on behalf of the Owner Persons and if any Supplier shall refuse to agree to their inclusion the Program Manager shall consult with the Owner to agree on an appropriate course of action. The Owner Persons' inspection activities may include:

         (a) an audit of the Program Manager's and the Suppliers' quality control system and practices and their application to the Services, the Procured Services and the Supplies, including to the design, manufacture, transportation, installation and testing thereof; and

         (b) inspection of all parts of the Procured Services, Supplies and the Services to ensure compliance with the Technical Requirements.

14.2 NO RELIEF. Except as provided by subsection (a) of this Section 14.2, no inspection, audit or approval by or on behalf of the Owner or any other Owner Person in respect of any aspect of the Services, Procured Services or Supplies shall relieve the Program Manager of any of its responsibilities under this Contract.

         (a) EXCEPTION - LIMITED RELIEF. To the extent that the Program Manager is required to interrupt performance of any portion of the Services on account of the Owner's inspection of any Services, Procured Services or Supplies found in such inspection to be in compliance with all requirements of this Contract, the Program Manager shall be entitled to:

              (i) in the first such instance, an extension of time equal to the duration of such interruption to the extent specified in Section 10.1(b) hereof; and

              (ii) upon each such unwarranted Owner inspection thereafter, Target Cost and Service Fee relief to the extent specified in Section 10.1(c) hereof, which relief shall be in addition to any extension of time to which the Program Manager may be entitled under the preceding clause (i) of this Section 14.2(a).

         SECTION 15.  SUSPENSION BY OWNER OR PROGRAM MANAGER
                      --------------------------------------

15.1 SUSPENSION BY THE OWNER. Should the Owner desire, in its sole discretion, to suspend the whole or any part of the Services or suspend for a further period Services already suspended pursuant to this Section 15, the Owner shall notify the Program Manager, indicating the period of the proposed suspension or further suspension. The Program Manager shall, within 10 Business Days after such notice, furnish an itemised statement to the Owner's Project Representative setting out:

         (a) the extension of time to which the Program Manager believes it would be entitled if the suspension were implemented; and

         (b) the Program Manager's estimate of the additional Reimbursable Costs which would result from the proposed suspension.

Upon receipt of such itemised statement (or if no such statement is received within the stipulated 10-working-day period), the Owner's Project Representative shall either confirm or cancel the proposal to suspend or further suspend the Services or further question the Program Manager on the basis of such itemized statement. Promptly after the Parties agree on any extension of time, they shall execute a Change Order in respect thereof in accordance with Section 10 hereof.

15.2 SUSPENSION BY PROGRAM MANAGER. Notwithstanding any provision to the contrary, if the Owner fails to make any undisputed payment within 7 Business Days after the due date therefor (an "Owner Default"), the Program Manager shall have the right, upon notice to the Owner, to suspend its performance of the Services. In the event that any Owner Default continues for 20 consecutive Days after the Program Manager's notice thereof, the Program Manager shall have the right to terminate its Services hereunder and such termination shall be treated as an Optional Termination for purposes of the Owner's obligation to make payment to the Program Manager in the manner set forth in Section 16.3 hereof.

15.3 EXTENSION OF TIME AND STAND-BY COSTS. In the event of any suspension of the Services in whole or in part pursuant to either Section 15.1 or 15.2 hereof:

         (a) the Program Manager shall be entitled to Reimbursable Costs for each of the Program Manager Personnel who would, but for such suspension, be performing Services during the pendency thereof, together with any other costs incurred by the Program Manager as a direct and necessary result of such suspension (including, but not limited to, any payments that it is required to make to any of the Suppliers); PROVIDED, that the Program Manager shall endeavour to minimise such Reimbursable Costs to the extent that this is reasonably practicable in the context of the period of suspension, and for this purpose shall consult with the Owner;

         (b) the Program Manager shall be entitled to an extension of the Guaranteed RFS Date by means of a Change Order to the extent specified in
Section 10.1(b) hereof, and

              (i) in the case of suspension of the Services in their entirety, such extension shall equal the actual period of suspension, PLUS any period actually required for remobilisation and resumption of performance following the suspension;

              (ii) in the case of a partial suspension, such extension shall be of a duration equal to the period by which the Program Manager can demonstrate that the System RFS Date will be delayed by reason of the suspension; and

         (c) in the case of a Program Manager suspension pursuant to Section 15.2, the Program Manager shall be entitled to Target Cost or Schedule Fee relief to the extent specified in Section 10.1(c) hereof.

15.4 THE PROGRAM MANAGER'S DUTIES UPON SUSPENSION. During any such suspension, the Program Manager shall:

         (a) cease performance of the Services and place no further orders or Supplier Contracts relating to the suspended Services;

         (b) protect and care for all Services, Procured Services and Supplies and materials, in transit to or from the Site or at storage areas for which it is responsible; and

         (c) give the Owner copies of all outstanding orders and Supplier Contracts and take any action with respect to such orders and contracts as the Owner may direct.

15.5 THE PROGRAM MANAGER'S DUTIES AFTER  SUSPENSION.  Upon the cessation of such
suspension,   the  Program  Manager  shall  immediately  take  steps  to  resume performance of the Services upon being directed to do so by the Owner.


         SECTION 16.  OPTIONAL TERMINATION
                      --------------------

16.1 TERMINATION. The Owner may at any time, upon [REDACTED] (a "Notice of Optional Termination") to the Program Manager, terminate the Program Manager's employment hereunder (an "Optional Termination"). An Optional Termination shall not nullify this Contract but shall operate to terminate the Program Manager's right to proceed with the Services. An Optional Termination shall not relieve the Program Manager or the Owner from liability under applicable Law for damages for any failure or omission to perform any portion of this Contract prior to such termination or prejudice any legal rights of the Owner or the Program Manager, whether those rights arise under this Contract or otherwise.

16.2 TERMINATION DATE. An Optional Termination shall be effective, and the Program Manager's employment under this Contract shall be terminated [REDACTED] after the Notice of Optional Termination is delivered to the Program Manager.

16.3 PAYMENT. Upon any Optional Termination, the Owner shall pay to the Program Manager an amount equal to the sum of (i) all Reimbursable Costs incurred by the Program Manager as of the effective date of the Optional Termination, (ii) those Fixed Fees which have accrued as of the effective date of the Optional Termination, [REDACTED] and Fixed Fees payable as of such termination, (representing a liquidated and pro-rated payment in lieu of the Incentive Fee to which the Program Manager would otherwise have been entitled but for such termination); and (iii) the Program Manager's reasonable and necessary costs incurred in connection with the termination of the Supplier Contracts (and, to the extent that the Program Manager's performance thereunder would otherwise have entitled it to the payment of Reimbursable Costs, any other contracts entered into by the Program Manager in connection with the Services), demobilisation from the Sites and the performance of its duties upon termination as specified hereunder.


         SECTION 17.  EVENTS OF DEFAULT AND REMEDIES
                      ------------------------------

17.1 EVENTS OF DEFAULT BY PROGRAM MANAGER. If at any time (any of the following, an "Event of Default"):

         (a) the Program Manager fails to carry out the Services at the rate of progress required by and in accordance with this Contract that is likely to result in a material breach of this Contract; or

         (b) the Program Manager fails to make any undisputed payment hereunder when due; or

         (c) the Program Manager commits any material breach of, or fails in any material respect to comply with and observe, any provision of this Contract; or

         (d) the Program Manager abandons the Services for a period in excess of 10 Days, or intimates without lawful cause or justification that the Services will not or cannot be completed; or

         (e) the Program Manager shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by the Program Manager seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganisation, arrangement, adjustment, protection, relief or composition of the Program Manager or its debts under Law relating to bankruptcy, insolvency or reorganisation or relief or the appointment of a receiver, trustee or other similar official for the Program Manager or for any substantial part of its property or the Program Manager shall take any corporate action to authorise any of the actions set forth above in this Section 17.1(e); or

         (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced against the Program Manager seeking reorganisation, arrangement or readjustment of the Program Manager's debts or for any other relief under any bankruptcy or insolvency act or Law, now or hereafter existing and remain undismissed or unvacated for a period of 30 Days; or

         (g) a receiver, assignee, liquidator, trustee or similar officer for the Program Manager or for all or any part of its property shall be appointed involuntarily; or

         (h) the Program Manager shall file a certificate of dissolution under applicable Law or shall be liquidated, dissolved or wound up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation, or shall take any corporate action in furtherance thereof; or

         (i) the Program Manager either:

              (A) intentionally fails to make prompt payment of an undisputed invoice due to any Supplier for materials or labour; or

              (B) repudiates or is in material default with respect to any of its obligations to any Supplier; or

         (j) any representation or warranty made by the Program Manager herein or in any certificate, financial statement or other document furnished to the Owner by or on behalf of the Program Manager shall prove to be false or misleading in any material respect to the knowledge of the Program Manager as of the time made, confirmed or furnished;

then, upon the occurrence of any Event of Default referred to in this Section 17.1, the Owner may, by notice in writing, advise the Program Manager of such Event of Default and the Program Manager shall have [REDACTED] to correct such Event of Default to the reasonable satisfaction of the Owner or, if it cannot reasonably be corrected in such period, to demonstrate to the reasonable satisfaction of the Owner that it has taken and has diligently pursued all appropriate steps to correct the relevant Event of Default and to procure that it will not be repeated. If the Program Manager fails to correct any such Event of Default or to take such action to the reasonable satisfaction of the Owner within such [REDACTED] period, or, fails to complete in any event the cure or correction of any Event of Default within [REDACTED] after the occurrence thereof, or, upon the occurrence of any other Event of Default, then the Owner may, upon written notice (a "Notice of Exercise of Remedies") to the Program Manager, exercise any or all of the following rights and remedies:

                    (a) suspend payment under this Contract in whole or in part;

                    (b) terminate the Program  Manager's  employment  under this
               Contract upon written notice to the Program Manager (such event, a "Termination for Default"; such Notice of Exercise of Remedies, a "Notice of Termination for Default"), which Termination for Default shall be effective immediately upon the Program Manager's receipt of the Notice of Termination for Default;

                    (c) apply any amount owing to the Program Manager  hereunder to the payment and performance of the obligations of the Program Manager hereunder; or

                    (d) exercise any and all rights and remedies it may have under law or equity, including seeking specific performance and the recovery of damages, subject, in any event, to the provisions of Section 19.

               The foregoing remedies are cumulative, and the Owner may elect one or more thereof without prejudice to any other right or remedy the Owner may have.

17.2 NO PREJUDICE. No action taken by the Owner under this Section 17 shall prejudice any right of the Owner hereunder, and all sums of money that may remain in the hands of the Owner with respect to this Contract may, at the election of the Owner, may be withheld pending the final determination of the rights and obligations of the Parties under this Contract.


         SECTION 18.  DUTIES UPON TERMINATION BY OWNER
                      --------------------------------

18.1 GENERALLY. Upon receipt of a Notice of Optional Termination or a Notice of Termination for Default (each, a "Notice of Termination"), unless otherwise directed by the Owner in such notice, the Program Manager shall:

         (a) stop work under this Contract on the effective date of the Optional Termination or, as the case may be, Termination for Default;

         (b) place no further orders or contracts for materials, services or facilities;

         (c) unless otherwise directed by the Owner, use reasonable efforts to terminate all orders and contracts and Supplier Contracts;

         (d) assign to the Owner in the manner, at the time and to the extent directed by the Owner, all of the Program Manager's right, title and interest, if any, under all Permits and Wayleaves and under such orders, contracts and Supplier Contracts, whether or not terminated;

         (e) use reasonable efforts to settle all outstanding liabilities and all claims arising out of such termination of orders and Supplier Contracts, with the Owner's approval or ratification to the extent the Owner so requires;

         (f) relinquish title, to the extent vested in the Program Manager, and deliver, to the extent that the Program Manager has possession thereof, the following to the Owner in the manner, at the time, at the place and to the extent (if any) directed by the Owner:

              (i) the fabricated or unfabricated parts, Services in process, completed Services, Procured Services and Supplies and all other items commenced, partly executed, produced or completed as part of, or acquired in connection with, the performance of the Services terminated by the Notice of Termination;

              (ii) all materials, plant, tools, dies, jigs, fixtures and implements purchased, used or to be used exclusively in connection with the performance of the Services terminated by the Notice of Termination: and

              (iii) to the extent that title is not already vested in the Owner, the completed or partially completed plans, drawings, information, Permits, Wayleaves and other property that, if this Contract had not been terminated, would have been required to be furnished to the Owner;

         (g) take such action as may be necessary, or which the Owner may direct, for the protection and preservation of the property related to this Contract that is under the Program Manager's control and in which the Owner has or may acquire an interest;

         (h) at the Owner's request, assist the Owner in preparing an inventory of all equipment in use or in storage; and

         (i) take such other actions in relation to termination of this Contract that the Owner may reasonably request.

         All costs associated with such actions shall constitute Reimbursable Costs unless the termination is consequent upon an Event of Default as to which the Program Manager has failed to timely effect and diligently pursue a cure.


         SECTION 19.  LIMITATION OF LIABILITY
                      -----------------------

19.1 SUPPLIES, SERVICES, WORK, ETC. PROVIDED BY OTHERS. Except to the extent of any liability arising out of any breach by the Program Manager of the General Warranty in its selection of Suppliers or the procurement, testing and supervision of the Procured Services and Supplies, the Program Manager shall have no liability for Defects and Deficiencies in the services, materials or equipment furnished by others (including, but not limited to, Suppliers and Owner Contractors). To the extent practicable, the Owner shall procure that all indemnity, all release and all hold-harmless agreements contained in Owner
Contracts, whereby Owner Contractors agree to indemnify, release or hold the Owner harmless shall extend like protection to the Program Manager.

19.2 AGGREGATE CAP ON LIABILITY. The total aggregate liability of the Program Manager to all Owner Persons under or arising out of or in connection with this Contract or otherwise with respect to the Services shall not in any circumstances exceed [REDACTED], and for this purpose:

         (a) the following shall be subject to (and shall accordingly be taken into account in establishing the Program Manager's aggregate liability that is subject to) the Aggregate Liability Cap:

              (i) the cost of re-performing Services pursuant to Section 20.2 (or, as the case may be, the Program Manager's liability to make reimbursement to the Owner pursuant to Section 20.3), and, for this purpose, the cost of re-performing Services pursuant to Section 20.2 shall be calculated as the Recoverable Costs attributable thereto; and

              (ii) any liability which the Program Manager may have to any Owner Person arising out of or in connection with this Contract or the Services, and, in such connection (because the Program Manager does not have a contractual relationship with Owner Persons other than the Owner), the Owner shall indemnify the Program Manager against any Losses that the Program Manager may thereby suffer or incur in excess of the Aggregate Liability Cap; and

         (b) any proceeds of insurance (and, accordingly, any liability of the Program Manager in respect of risks for which the Program Manager's liability is limited to payments made by insurers in accordance with Section 19.4) shall not be subject to, and accordingly shall not be taken into account in establishing the Program Manager's aggregate liability that is subject to, the Aggregate Liability Cap.

19.3 LOSS, INJURY OR DAMAGE TO PERSONS OR THE SYSTEM. The Program Manager's liability for Loss of or damage to any elements of the System, or for any injury to, or death or disease of, any Person, shall be limited to those payments made on the Program Manager's behalf by the insurers affording the insurance described in Section 23, and the Owner shall release the Program Manager from any Loss, damage or expense in excess of those payments as a result of Loss of or damage to other property of the Owner or in the custody of the Owner (or as a result of any injury to, or death or disease of, any Person), except to the extent that such Loss, injury or damage is not, in whole or in part, insurable hereunder arising:

         (a) on account of any injury to, or death or disease of, any Person, or any damage to, or loss of use of, any property or asset based upon, arising under or otherwise related to the willful, wanton or negligent act or omission of the Program Manager, its employees and agents in connection with the performance of this Contract; or

         (b) in connection with any infringement by Program Manager, its employees and agents or any claimed infringement by such Persons of Intellectual Property Rights as described in Section 6 hereof; or

         (c) from any act or omission of the Program Manager or its employees and agents that violates any Law.

19.4 CONSEQUENTIAL LOSS, ETC. Except to the extent resulting from gross negligence or willful misconduct, under no circumstances shall the Program Manager be liable to the Owner for, nor shall the Owner make claim for, consequential, special or indirect Loss or damage, or for any Loss or damage resulting from loss of use, loss of profits or revenues, costs of capital, loss of goodwill, claims of the Owner's customers or like items of Loss or damage, and the Owner shall release the Program Manager therefrom.

19.5 SCOPE OF LIMITATIONS. Except to the extent otherwise specifically provided herein, the waiver and disclaimers of liability, releases from liability, limitations and allocations of liability and exclusive remedy provisions expressed in this Contract shall apply even in the event of the fault, negligence (in whole or in part), strict liability, breach of contract, or otherwise of the Party released or whose liability is waived, disclaimed, limited, apportioned or fixed by such exclusive remedy provision, and shall extend to such Party's Affiliates and the directors, officers, employees and agents of such Party or its Affiliates.

19.6   HAZARDOUS WASTE OR MATERIALS.

         The Program Manager shall have no liability for or in respect of hazardous waste or materials that may be encountered in carrying out the Services, and the Owner shall indemnify the Program Manager against any additional costs and any liabilities to third parties that the Program Manager may incur as a consequence of such waste or materials being encountered.


         SECTION 20.  WARRANTIES
                      ----------

20.1 GENERAL WARRANTY OF SERVICES. The Program Manager hereby warrants (the "General Warranty") to the Owner that the Services will in all respects be performed in accordance with Prudent Practices upon diligent examination of, and in compliance with, all requirements of this Contract applicable to such Services.

20.2 LIABILITY IN RESPECT OF THE SERVICES. If any aspect of the Services is not performed in accordance with the General Warranty, the Program Manager shall, subject to Section 20.3, re-perform, at its expense, that aspect of the Services, provided that:

         (a) the Owner has notified the Program Manager in writing, stating with reasonable specificity the reasons why the Owner believes that the Services were not performed in accordance with the General Warranty; and

         (b) such notification is given within a reasonable time after the discovery of the facts or circumstances giving rise to the Owner's belief and within the General Warranty Period.

20.3 ALTERNATIVE REMEDY. If for any reason the Program Manager does not, within a reasonable time after the Owner's notice given in accordance with Section 20.2 above, re-perform the relevant Services in accordance with Section 20.2 to the reasonable satisfaction of the Owner, the Owner may, at its election within 4 Business Days after notice to the Program Manager of such failure, assess, demand or withhold the amount of Reimbursable Costs that the Owner has calculated as attributable to the aspect of the Services which has not been performed in accordance with the General Warranty.

20.4 DEFECTS AND DEFICIENCIES. Prior to the System RFS Date, the Program Manager shall as part of the Services administer and enforce against the Suppliers, as agent for the Owner, the Supplier Contracts (including the Supplier Warranty provisions thereof). If, on or after the System RFS Date, any Defects and Deficiencies shall be identified in any of the Procured Services or the
Supplies:

         (a) the Owner shall pursue its rights against the relevant Supplier (pursuant to the warranties in favour of the Owner under the relevant Supplier Contract) and the Program Manager shall, accordingly, not have any liability in respect of any such Defects or Deficiencies;

         (b) if the Owner shall so request, the Program Manager shall assist the Owner in pursuing its rights against any of the Suppliers under the applicable Supplier Warranties; PROVIDED that:

              (i) any costs incurred by the Program Manager in so doing shall be Reimbursable Costs;

              (ii) the Program Manager's obligations under this Section 20.4 shall cease at the expiry of the General Warranty Period.

20.5 SCOPE OF LIABILITY FOR DEFECTS AND DEFICIENCIES. Except to the extent that the Owner may have a remedy pursuant to Section 19.3 hereof, the remedies specified in this Section 20 are the Owner's sole and exclusive remedies for Defects and Deficiencies arising out of or in connection with the Program
Manager's performance under this Contract. There are no standards of performance, guarantees or warranties with respect to Defects and Deficiencies other than those expressed in this Section 20.


         SECTION 21.  PERFORMANCE TESTS AND RFS CERTIFICATES
                      --------------------------------------

21.1 PERFORMANCE TESTING GENERALLY. The Program Manager shall administer and coordinate the required Performance Tests in connection with the achievement of the System RFS Date, in accordance with the Technical Specification and such performance testing standards that the Program Manager shall develop and the Owner shall approve.

21.2 ISSUANCE OF RFS CERTIFICATES. Within 10 Days of the Program Manager's notice to the Owner that the System has been completed and tested in accordance with the Technical Requirements, the Owner shall issue an RFS Certificate to the Program Manager in respect of the System, provided that the Owner is reasonably satisfied that:

         (a) all Performance Test results furnished by the Program Manager in connection with its application for the RFS Certificate indicate that each Performance Guarantee set forth the Technical Requirements has been met or exceeded;

         (b) the System has been tested on an integrated basis throughout the entire route thereof and has, on the basis of the Performance Test results delivered to the Owner, met or exceeded the Performance Guarantees; and

         (c) all Permits, Wayleaves and other items required to be delivered to the Owner hereunder have so been delivered.

21.3 PUNCH LIST. The existence of minor Defects and Deficiencies that do not materially affect the use of the System shall not delay the issuance of the System RFS Certificate; PROVIDED that such minor Defects and Deficiencies are specified in a Punch List prepared by the Program Manager and agreed to in writing by the Owner. The Program Manager shall administer the remedying of any such Defects and Deficiencies by the relevant Suppliers or, as the case may be, Owner Contractors as soon as reasonably practicable after the System RFS Date.

21.4 EFFECT OF SYSTEM RFS CERTIFICATE. Upon the issue of the System RFS Certificate all of the Program Manager's obligations in relation to the performance of the Services shall cease save for those under Sections 6, 8, 19, 20, 21.3 and 24 hereof.

21.5 FINAL ACCEPTANCE. Final Acceptance shall occur as soon as the General Warranty Period shall have expired and there are no outstanding claims by the Owner in respect of the Services. The Owner shall issue a Certificate of Final Acceptance confirming that, and as soon as practicable after, Final Acceptance has occurred. The Program Manager's liability for all purposes under this Contract shall end at Final Acceptance.


         SECTION 22.  REPRESENTATIONS AND WARRANTIES
                      ------------------------------

22.1 THE PROGRAM MANAGER'S REPRESENTATIONS AND WARRANTIES. The Program Manager hereby represents and warrants that:

         (a) ORGANISATION, POWER AND AUTHORITY. It is a limited liability company duly organised, validly existing and in good standing under the Laws of the United Kingdom and is qualified (whether directly or by acting through Affiliate(s) in any relevant jurisdiction) to do business in each applicable jurisdiction, including the Netherlands, Germany and France, in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

         (b) AUTHORISATION. The execution and delivery by the Program Manager of this Contract has been duly authorised by all requisite corporate action.

         (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Program Manager, enforceable in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defences, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

         (d) NO CONFLICT. Neither the execution, delivery or performance by the Program Manager of this Contract, nor the consummation of the transactions contemplated thereby, will result in:

              (i) a violation of, or a conflict with, any provision of the organisational documents of the Program Manager;

              (ii) a contravention or breach of, or a default under, any term or provision of any material contract, agreement or instrument to which the Program Manager is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of the Program Manager to perform its obligations under this Contract to consummate the transactions contemplated by this Contract; or

              (iii) a violation by the Program Manager of any Law.

         (e) NO VIOLATION OF LAW. It is not in violation of any Law promulgated, or judgment entered, by any Governmental Authority, which violations, individually or in the aggregate, would adversely affect it or its performance of any obligations hereunder.

         (f) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against it before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of the Program Manager or any Supplier to perform its obligations hereunder.

         (g) LICENCES. It will hold (whether directly or through Affiliate(s) in any relevant jurisdiction) all national, provincial, local and other Permits required to allow it to operate or conduct its business now and as contemplated by this Contract.

         (h) QUALIFICATIONS. It has:

              (i) examined this Contract thoroughly and has become familiar with its terms;

              (ii) full experience and proper qualifications to perform the Services and to administer construction of the System; and

              (iii) taken reasonable steps to ascertain the nature and location of the Services, the general character and accessibility of the System build-out, the existence of above-ground major obstacles to construction and other general and local conditions (including labour, safety and environmental) that might affect its performance of the Services or the Service Fees but, for the avoidance of doubt, the Program Manager has not carried out a detailed survey of the proposed route and has not established whether unconditional Wayleaves will be available for the whole of the proposed route; accordingly, the Program Manager does not warrant that the whole of the proposed route will be suitable or feasible and does not warrant the precise nature or scope of the work which will be required.

22.2 THE OWNER'S REPRESENTATIONS AND WARRANTIES. The Owner hereby represents and warrants that:

         (a) ORGANISATION, POWER AND AUTHORITY. It is a corporation duly organised, validly existing and in good standing under the Laws of Delaware and is qualified (whether directly or by acting through Affiliate(s) in any relevant jurisdiction) to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

         (b) AUTHORISATION. The execution and delivery by the Owner of this Contract has been duly authorised by all requisite corporate action.

         (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Owner, enforceable in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defences, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

         (d) OWNERSHIP OF SYSTEM. It is the sole and exclusive owner (whether directly or through its Affiliates) of (i) the physical assets and properties constituting (or, upon System completion, to constitute) the System, and (ii) all of the Owner's rights pursuant to or accruing under this Contract.


         SECTION 23.  INSURANCE
                      ---------

23.1 INSURANCE GENERALLY. The Program Manager shall procure and maintain in effect insurance coverage with respect to its performance of the Services in the amounts and coverage types identified in the Insurance Schedule annexed as Exhibit F hereto and the costs of doing so shall be Reimbursable Costs.

         (a) GENERALLY. Unless otherwise stipulated in writing between the Parties, the Program Manager shall in respect of the System maintain all insurance in full force and effect until the System RFS Date. The Program
Manager shall, immediately upon the Owner's request, name the Owner as an additional insured under any policy required to be maintained hereunder.

         (b) CANCELLATION, NON-RENEWAL OR REDUCTION IN COVERAGE. Each insurance policy shall provide that no cancellation, non-renewal, reduction in coverage or other material change shall be effective in the absence of [REDACTED] written notice to the Owner.

         (c) COPIES. At the Owner's request, the Program Manager shall furnish the Owner with certified copies of insurance policies or certificates of insurance that provide sufficient information to verify that the Program Manager has complied with its insurance obligations hereunder.

         (d) FAILURE TO MAINTAIN INSURANCE. If the Program Manager fails to effect or keep in force any of the insurance required under this Contract, the Owner may, without prejudice to any other rights it may have hereunder, effect and keep in force any such insurance or take out new insurance satisfactory to the Owner.

23.2 OWNER'S ELECTION. The Owner may by notice in writing to the Program Manager given [REDACTED] in advance of insurance placement by the Program Manager elect to procure and maintain any of the insurance coverage referred to Exhibit F hereto, in which case, the Owner shall, immediately upon the Program Manager's request, name the Program Manager as an additional insured (and shall provide the Program Manager with the documentation and non-cancellation rights otherwise available to the Owner hereunder in the case of Program Manager-procured insurance) under any policy and the Program Manager shall not be entitled to payment of Reimbursable Costs or Service Fees in respect of any insurance so procured directly by the Owner.


         SECTION 24.  CONFIDENTIALITY AND PROPRIETARY INFORMATION
                      -------------------------------------------

24.1     CONFIDENTIALITY.

         (a) GENERALLY. All drawings, diagrams, specifications or other information supplied in connection with this Contract by or on behalf of either Party (such disclosing Party or person acting or its behalf, the "Disclosing Party") to the other Party (such recipient Party, together with its directors, officers, employees, agents or subcontractors or any of their respective directors, officers, employees, agents or subcontractors, the "Recipients") shall be used solely in assisting the Recipients in performance of this Contract. Until the expiry of three years after the System RFS Date all information which has been designated in writing by the Disclosing Party as being confidential and proprietary shall not be disclosed by the Recipients to any third party without the prior written consent of the Disclosing Party, except as expressly permitted under clause (b) of this Section 24.1. Each Party hereto shall ensure that each potential Recipient under its control or acting on its behalf in connection with this Contract is subject to appropriate confidentiality undertakings with respect to all information disclosed hereunder.

         (b) LIMITATION.  Notwithstanding  the absence of the Disclosing Party's
prior  written  consent,  any  Recipient  may  disclose  information   furnished
hereunder:

              (i) as necessary for the performance of this Contract (and then only under conditions of confidentiality as set forth herein);

              (ii) as required by Law or pursuant to court order;

              (iii) if it is or becomes generally available to the public by publication or otherwise, other than by disclosure in violation of this Section 24;

              (iv) if it was within any Recipient's possession prior to being furnished to a Recipient by or on behalf of the Disclosing Party;

              (v) if it becomes available to the Recipient on a non-confidential basis; or

              (vi) if it was independently developed by the Recipient without reference to the information provided by or on behalf of the Disclosing Party.

              To the extent practicable, any Recipient shall give reasonable advance notice to the Disclosing Party prior to any disclosure pursuant to
Section 24.1 (b)(ii) hereof.

24.2 PUBLICITY. No publicity relating to this Contract or the Services shall be published in any newspaper, magazine, journal or any other written, oral or visual medium without the prior written approval of the Owner's Project Representative.


          SECTION 25.  CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS
                       --------------------------------------------

25.1 GIFTS, ETC. The Program Manager:

         (a) represents and warrants that none of its employees, agents or affiliates has undertaken to; and

         (b) covenants that none of its employees, agents or affiliates shall,

         offer or give or agree to give to any Owner Person any gift, commission, rebate or consideration of any kind as an inducement or reward for doing, influencing or carrying out any act in relation to the obtaining or execution of this Contract or for showing any favour or disfavour to any Person in relation to this Contract.

25.2 PAYMENTS. The Program Manager covenants that neither it, nor any of its agents or affiliates, shall, directly or indirectly:

         (a) offer, pay, promise to pay or authorise the payment of any money, or offer, give, promise to give or authorise the giving of anything of value to any foreign (non-US) government official or any foreign political party, official thereof or candidate for political office for purposes of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its or its intelligence with the government or instrumentality thereof to influence any act or decision of such government or instrumentality;

        (b) offer, pay, promise to pay or authorise the payment of any money, or offer, give, promise to give or authorise the giving of anything of value to any Person while knowing or having a reason to know that all or a portion of such money or thing of value will be offered or given to any such government official or any such political party, official thereof or candidate for political office for purpose of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its influence with respect to any act or decision of such government or instrumentality;

         (c) use fictitious, inflated, duplicate, anonymous, inadequate, unrecorded or otherwise false accounts, transfers, records, reports, documents or bookkeeping entries for the purpose of (i) concealing, mislabelling, misstating, omitting or otherwise falsifying the existence, source or application of funds for the uses proscribed by Section 25.2(a) or 25.2(b) hereof; (ii) excluding them from the Owner's usual system of financial accountability or (iii) obtaining approval by the Owner of any activities proscribed by Section 25.2(a) or 25.2(b) hereof.

25.3 FOREIGN CORRUPT PRACTICES ACT. The Program Manager acknowledges that the prohibitions set forth in Section 25.2 hereof conform to the requirements of the US Foreign Corrupt Practices Act of 1977, as amended, and shall apply to all activities of the Program Manager, its agents and affiliates notwithstanding the fact that such activities may be permitted by the standards or customs of countries other than the United States.

25.4 PERMITTED ACTIVITIES. Section 25.2 hereof does not prohibit:

         (a) the normal extension of those common courtesies and social amenities (including meals, holiday gifts and tips of nominal amounts) consistent with ethical business practices that are offered and received on a basis of friendship or hospitality, and without the expectation of anything in return, and are of too little value, duration or frequency to give even the appearance of impropriety; provided that the cost thereof is properly identified and disclosed on the books of the Owner;

         (b) the payment of commissions or fees to responsible and qualified consultants, agents. marketing representatives, attorneys and others for necessary and legitimate services actually performed; provided that the amount paid is reasonably related to the value of such services or the benefits resulting therefrom;

         (c) payments to Persons whose duties are essentially ministerial or clerical, which are not intended to influence the misuse of official position, but rather are intended to encourage the lawful use of official position to expedite a matter or to act with respect to matters not involving any discretion; or

         (d) any payment to a government official, employee or agency that is specifically required by Law, regulation or decree equally applicable to all similarly situated companies.

25.5 MATERIALITY. Breach of this Section 25 may render the Program Manager, the Suppliers and agents liable to punishment by Law, and any such breach shall constitute an Event of Default.


         SECTION 26.  RELATIONSHIP OF THE PARTIES
                      ---------------------------

26.1 GENERALLY. The relationship between the Parties shall not be that of partners or joint venturers and nothing herein contained shall be deemed to constitute a partnership or joint venture among them. Neither Party shall have authority or power to act unilaterally as agent for the other.

26.2 CAPACITY OF SUPPLIERS. No Supplier or any of its employees, representatives or agents shall be deemed or construed to be employees, representatives or agents of the Owner.


         SECTION 27.  NOTICES
                      -------

27.1 METHODS AND EFFECTIVENESS. All notices, requests, consents and other communications hereunder (each, a "Notice") shall be in writing and shall be delivered by one or more of the following methods:


METHOD                                                 DATE OF EFFECTIVENESS
------                                                 ---------------------
Personal delivery                                      Date delivered
Facsimile with return confirmation of                  Date sent; provided that
transmission                                           original received by mail
                               or courier service
                            within 5 days thereafter
Nationally recognised overnight courier service        Business Day after the
                                                       date sent
First-class certified mail, postage prepaid and        Fifth (5th) day after the
return receipt requested                               date sent


27.2 ADDRESSES.  Unless otherwise notified in writing,  for the purposes of this
Section 27, the addresses and facsimile numbers of the Parties are:

         (a) THE PROGRAM MANAGER. If to the Program Manager, at the following addresses:

                Bechtel Limited
                245 Hammersmith Road
                London  W6 8DP
                England
                Attention:  William W. West
                Telephone:  44 181 846 4483
                Facsimile:  44 181 846 4938

                Copy to George B. Baber - same details as above.

         (b) THE OWNER. If to the Owner, at the following address:

                Viatel, Inc.
                800 Third Avenue
                New York, New York 10022
                United States of America
                Attention:  General Counsel
                Telephone:  212-350-9261
                Facsimile:  212-350-9250

or to such other place and with such other copies as either Party may designate as to itself by written notice to the other Party.

27.3 ENGLISH LANGUAGE. Except where otherwise provided, all documents relating to this Contract and all communications between the Parties shall be in the English language.


         SECTION 28.  DISPUTE RESOLUTION; CONSENT TO JURISDICTION
                      -------------------------------------------

28.1 MUTUAL DISCUSSIONS. If a dispute or difference of any kind whatsoever shall arise between the Parties in connection with, relating to or arising out of this Contract, including the interpretation, performance, non-performance or termination of this Contract, the Parties shall attempt, for a period of [REDACTED], to settle such dispute by mutual good-faith discussions between the Project Representatives of the Parties.

28.2 RESOLUTION BY INDEPENDENT SENIOR MANAGEMENT. If a dispute or difference is not resolved within a period of [REDACTED] in accordance with Section 28.1, or such longer time as is mutually agreed, the dispute or difference shall be submitted for resolution to responsible senior management of each Party who are not directly involved with this Contract or the System, who shall endeavour to resolve the same within [REDACTED] of the matter being referred to them.

28.3 MEDIATION. In the event that any dispute or difference is not resolved pursuant to Section 28.1 or Section 28.2 within the relevant periods specified in those sections, or such longer periods as the Parties may agree, the Parties shall endeavour to settle the same by non-binding mediation under the Construction Industry Mediation Rules of the American Arbitration Association prior to any litigation in respect thereof. Notwithstanding any other provision of this Contract to the contrary, the Parties may, but shall not be required to, agree in writing to any other form of final and binding dispute resolution in connection with any particular dispute arising hereunder.

28.4 CONSENT TO JURISDICTION. The Parties agree that, without limiting the ability of either Party to appeal an order of any such court, the United States District Court for the Southern District of New York and state courts located in the State of New York shall have exclusive jurisdiction to enforce the terms of this Contract and to decide any claims or disputes that may arise or result from, or be connected with, this Contract and any superseding agreement, any breach or default hereunder or thereunder, or the transactions contemplated herein or therein. Any and all claims, actions, causes of action, suits or proceedings relating to the foregoing shall be filed and maintained only in such courts, and the Parties hereto hereby irrevocably consent and submit to the jurisdiction of such courts. If an action, suit or proceeding is instituted in the United States District Court for the Southern District of New York or a state court located in the State of New York, each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that:

         (a) it is not subject personally to the jurisdiction of such court;

         (b) such action, suit or proceeding is brought in an inconvenient forum;

         (c) the venue of such action, suit or proceeding is improper; or

         (d) this Contract and any superseding agreement or the subject matter hereof or thereof may not be enforced in or by such court.

         Any and all service of process, and any other notice in any such action, shall be given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such a Party as herein provided. The Parties agree to and submit to enforcement of interim judgments issued in any such court.


         SECTION 29.  MISCELLANEOUS
                      -------------

29.1 HEADINGS. For the purposes of interpretation, the headings of the Sections hereof shall not be deemed to form part of this Contract.

29.2 GOVERNING LAW. This Contract shall be construed and governed in accordance with the Laws in force in the State of New York, United States, applicable to agreements made and to be performed wholly within such State.

29.3 SEVERABILITY. If any provision of this Contract shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Contract, but rather the entire Contract shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and rights and obligations of the Owner and the Program Manager shall be construed and enforced accordingly.

29.4   INTEGRATION.   This  Contract   supersedes  all  prior  oral  or  written
understandings between the Parties and constitutes the entire agreement with respect to the subject matter of this Contract.

29.5 AMENDMENTS AND WAIVERS.

         (a) AMENDMENTS. This Contract and any of its provisions may be amended, supplemented or otherwise modified by another agreement in writing signed by a duly authorised person on behalf of each Party.

         (b) WAIVERS. Any provision of this Contract may be waived if, and only if, such waiver is in writing and signed by the Party against whom the waiver is to be enforced. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

29.6 FURTHER ASSURANCES. The Program Manager shall provide any and all such co-operation and assistance as the Owner may reasonably request in connection with the implementation of this Contract and the engineering, procurement and construction of the System. Specifically, the Program Manager shall promptly provide any technical, engineering, financial or other information that the Owner is entitled to under this Contract, whenever requested by the Owner, including in connection with any requests by, filings to, or regulatory requirements of Governmental Authorities.

29.7 COUNTERPARTS. This Contract may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original. Such counterparts together shall constitute but one Contract.

29.8 SUCCESSORS AND ASSIGNS. This Contract shall be binding upon each Party, its successors and permitted assignees. Neither Party may assign or transfer any or all of its rights under this Contract without the prior express written consent of the other Party; PROVIDED that either Party may effect such assignment or transfer to an Affiliate of such Party without any such requirement of prior consent.


IN WITNESS WHEREOF, the Parties have duly executed this Contract as of the date first set forth above.


BECHTEL LIMITED
---------------



By _______________________
   Name:
   Title:


VIATEL, INC.
------------



By _______________________
   Name:
   Title:

                                    EXHIBIT A
                                  DEFINED TERMS
                                  -------------

         "Affiliate" of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls the first Person, or any other Person that is controlled by or under common control with the first Person. For the purposes of this definition, the term "CONTROL" shall be defined as direct or beneficial ownership of greater than fifty percent (50%) of the equity interests or greater than fifty percent (50%) of the voting control of an entity.

         "Aggregate  Liability Cap" has the meaning  ascribed thereto in Section
19.2 of the Contract.

         "Alternative Wayleave" has the meaning ascribed thereto in Section 5.1 of the Contract.

         "Business Day" means any Day, other than a Saturday, Sunday or national or statutory holiday in any of the United Kingdom, France, Germany, the Netherlands or the United States.

         "Certificate of Payment and Final Release" means the certificate delivered by the Program Manager or, as applicable, each Supplier to the Owner in the form of Exhibit H to the Contract.

         "Change in Law" means (a) the adoption, enactment or application to either Party or the System of any Law or any Codes and Standards of the United Kingdom, the Netherlands, Germany, France or the United States not existing or applicable to such Party or System as of the date of the Contract; or (b) any change in any Law or any Codes and Standards of the United Kingdom, the Netherlands, Germany, France or the United States or in the application thereof by a Governmental Authority after the date of the Contract, but not including any Law or any Codes and Standards or application thereof in existence as of the date of the Contract that, by its terms, becomes or will become effective and applicable to either Party or the System after the date of the Contract.

         "Change Event" has the meaning ascribed thereto in Section 10.1 of the Contract.

         "Change Order" has the meaning ascribed thereto in Section 10.3 of the Contract.

         "Codes and Standards" means Governmental Authority requirements pertaining to or relating to the System and the Services including rules, regulations, codes, standards and Permits emanating from a Governmental Authority.

         "Contract" means the Project Services Agreement, dated January 11, 1999, between the Program Manager and the Owner, including all Exhibits thereto.

         "Cost Incentive Fee" has the meaning ascribed thereto in Section 7.2(b) of the Contract.

         "Day" means the 24-hour period beginning and ending at 00.00 hours Greenwich Mean Time.

         "Defects and Deficiencies" means:

         (a) when used with respect to Supplies, such items that are not:

              (i) of good quality or free from improper workmanship and deficiencies;

              (ii) fit for the particular purpose for which they are provided under the applicable Supplier Contract; or

              (iii) free from errors or omissions in design or manufacture in light of the Technical Requirements; and

         (b) when used with respect to the Procured Services or any portion thereof:

              (i) such is not in accordance with the Technical Requirements;

              (ii) such is not provided in a workmanlike manner; or

              (iii) any materials, equipment, tools or supplies, or any design, engineering, start-up, installation or quality-control activity that, in the Owner's reasonable judgment:

                   (A) does not conform to the Technical  Requirements  or is of improper or inferior workmanship; or

                   (B) would adversely  affect the ability of the System to meet any Performance Guarantee or warranty requirement referenced hereunder;

         (c) when used with respect to the Services or any portion thereof, any respects in which they have not been performed in accordance with the General Warranty.

         "Disclosing Party" has the meaning ascribed thereto in Section 24.1 of the Contract.

         "Dollars" or "$" means the lawful currency of the United States.

         "Duct" means, as described in the Technical Requirements, the duct to be installed as part of the System to carry the Fiber Optic Cable.

         "Event of Default" has the meaning ascribed thereto in Section 17.1 of the Contract.

         "Fiber Optic Cable" means, as described in the Technical Requirements, the fiber optic cable to be supplied for the System pursuant to an Owner Contract.

         "Fixed Fee" has the meaning ascribed thereto in Section 7.2(a) of the Contract.

         "Force Majeure Event" has the meaning ascribed thereto in Section 12.1 of the Contract.

         "Full-Time Equivalent Personnel" means the quotient of:

              (x) total number of Hours Worked charged to the Owner during any calendar month, DIVIDED BY

              (y)  [REDACTED],

where [REDACTED] is the anticipated monthly per-person expenditure of Hours Worked for Program Manager Personnel performing the Services, assuming a commitment of 48 hours per week, multiplied by [REDACTED] per month.

         "General Warranty Period" means a period of two (2) years commencing from the System RFS Date.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

         "Guaranteed RFS Date" means [REDACTED], as such date may be extended in accordance with Section 10 of the Contract.

         "Hours Worked" has the meaning ascribed thereto in Exhibit E to the Contract.

         "Incentive Fee" has the meaning ascribed thereto in Section 7.2(b) of the Contract.

         "Incentive Fee Invoice" has the meaning ascribed thereto in Section 7.2(b) of the Contract.

         "Interest Rate" means the lesser of (i) the LIBOR Rate plus four per cent and (ii) the maximum interest rate permitted by applicable Law.

         "Intellectual Property Rights" means all patent, trade mark, copyright and other industrial and intellectual property rights.

         "Invoice" means the System RFS Invoice and each Incentive Fee Invoice.

         "Key Program Manager Personnel" means any Person named in, or at any time occupying any position or serving any function identified in, Exhibit J hereto.

         "Law" means any federal, state, provincial or local constitution, charter, act, statute, law, ordinance, code, rule, regulation, order or other legislative action of any Governmental Authority to the extent having the force of law.

         "LIBOR Rate" means, for any Day, the one-month London Interbank Offered Rate (LIBOR) published in London edition of The Financial Times.

         "Lien" means any mortgage, pledge, lien, deed of trust, claim, charge, security interest, attachment or encumbrance of any kind, or any other similar type of preferential arrangement including materialmen's, labourers', mechanics', Suppliers' and vendors' liens, and including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof.

         "Lien Release" means the lien release executed and delivered by the Program Manager or any Supplier in the form of Exhibit I to the Contract.

         "Losses" means all damages, obligations, debts, deficiencies, demands, judgments, causes of action, costs, charges, fines, penalties, claims, actions, proceedings, liabilities, losses, demands, suits, prosecutions or expenses (including reasonable attorney's fees, disbursements, costs, expenses and other charges).

         "Nortel" has the meaning ascribed thereto in Section 2.2(b) of the Contract.

         "Notice" has the meaning ascribed thereto in Section 27.1 of the Contract.

         "Notice of Exercise of Remedies"  has the meaning  ascribed  thereto in
Section 17.1 of the Contract.

         "Notice of Optional  Termination"  has the meaning  ascribed thereto in
Section 16.1 of the Contract.

         "Notice of  Termination"  has the meaning  ascribed  thereto in Section
18.1 of the Contract.

         "Notice of Termination for Default" has the meaning ascribed thereto in
Section 17.1 of the Contract.

         "Optional Termination" has the meaning ascribed thereto in Section 16.1 of the Contract.

         "Owner" has the meaning ascribed thereto in the preamble to the Contract.

         "Owner-Caused Delay" has the meaning ascribed thereto in Section 2.3 of the Contract.

         "Owner Contract" means a contract entered into between the Owner and an Owner Contractor.

         "Owner Contractor" has the meaning ascribed thereto in Section 2.2(b) of the Contract.

         "Owner Default" has the meaning ascribed thereto in Section 15.2(b) of the Contract.

         "Owner Person" means:

              (a) the Owner, the Owner's Project Representative and the Owner's Inspector;

              (b) anyone else acting on behalf of the Owner (other than the Program Manager) in connection with this Contract; and

              (c) the successors (including any Person acquiring any ownership interest in System assets or properties, or in the Owner's rights under the Contract), assigns, employees, agents, officers, directors and affiliates of any of the foregoing.

         "Owner-Procured   Equipment"  means  any  and  all  materials,   plant,
machinery, equipment, hardware and other items provided by any Owner Contractor pursuant to an Owner Contract.

         "Owner Security" means has the meaning ascribed thereto in Section 7.1 of the Contract.

         "Owner's   Inspector"  means  a  qualified  Person  designated  as  the authorised representative of the Owner to:

              (a) make all necessary inspections of the Services, the Procured Services and the Supplies furnished or being furnished under this Contract;

              (b) to report on progress in the performance of the Services; and

              (c) to review the Performance Tests, the Reimbursement Invoices, the Invoices, the issuance of RFS Certificates and other matters relating to the Contract.

         "Parties" means the Owner and the Program Manager.

         "Performance Guarantees" means the performance parameters for the System, as set forth in the Technical Specification, and as may be developed by the Program Manager and approved by the Owner.

         "Performance Tests" means the tests to be conducted in accordance with the Technical Specification and the terms and conditions of the Contract.

         "Permits" means all:

              (a) permits, "no objections", permissions-in-principle, authorisations, consents, registrations, certificates, licenses, orders, work authorisations/visas, permissions for the operation of field equipment (including vehicles, machinery and communications equipment and facilities) and similar authorisations; and

              (b) consents, licenses, waivers, privileges, acknowledgements, agreements, concessions, approvals from and all other filings with and applications submitted to, any Governmental Authority or any other Person, but not including Wayleaves, Telecoms Licences or any of the foregoing which relate to the POPs.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organisation or Governmental Authority.

         "POP" or "Point of Presence" means each facility designed to house termination and switching equipment for the System, as more particularly described in the Technical Specification.

         "Procured Services" means any and all services to be provided by any Supplier pursuant to a Supplier Contract.

         "Program Manager" has the meaning ascribed thereto in the preamble to the Contract.

         "Program Manager Personnel" means any Person at any time directly performing Services under this Contract and:

              (a) meeting the description of Key Program Manager Personnel; or

              (b) engaged by the Program Manager (or by a parent or subsidiary company of the Program Manager) as a full-time employee subject to the Program Manager's (of the relevant parent's or subsidiary's) standard conditions of employment for the relevant position or locality.

         "Project Representative" has the meaning ascribed thereto in Section 13 of the Contract.

         "Prudent Practices" means:

              (a) in respect of any Services constituting engineering or construction-management services, those practices, methods, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by professional firms regularly performing engineering and construction-management services in Europe for facilities of the type and size similar to the System, and

              (b) in respect of any Services constituting procurement or contract-administration services, those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by professional firms regularly performing engineering and construction services in Europe for facilities of the type and size similar to the System, which, in each case, in the exercise of reasonable judgment and in the light of the facts known at the time the decision was made, are considered professional, safe and prudent practice in connection with the supervision of design, construction, installation and use of equipment, facilities and improvements, with commensurate standards of safety, performance, dependability, efficiency and economy.

         "Public Contract" means any instrument or document relating to any Public Wayleave setting forth negotiated terms and conditions differing from, or supplemental to, the statutory terms and conditions applicable to Public Forms.

         "Public Form" means any standard-form application, instrument or other document issued or utilized by, or required for submission to, any Governmental Authority that does not contain or require any negotiated provision or other special term or condition to any Public Wayleave not otherwise set forth in applicable Laws and Codes and Standards.

         "Public Wayleave" means any Wayleave that is (i) subject to official grant by any appropriate Governmental Authority, and (ii) available to the general public upon uniform terms and conditions (or, in the case of Public Contracts, upon substantially uniform terms and conditions, subject to limited negotiation of certain provisions) as expressly set forth in applicable Laws and Codes and Standards.

         "Recipients" has the meaning ascribed thereto in Section 24.1 of the Contract.

         "Recoverable Costs" means all items listed in Exhibit E to the Contract.

         "Reimbursable  Costs"  means the  Supplier  Costs  and the  Recoverable
Costs.

         "Repeater Facilities" means all equipment, materials, facilities and locations described in, and meeting the requirements of, Section 8 of the Technical Specification.

         "RFS Certificate" means the certificate to be issued by the Owner in respect of the System in accordance with Section 21 of the Contract.

         "Schedule Incentive Fee" has the meaning ascribed thereto in Section 7.2(b) of the Contract.

         "Service  Fees" means,  collectively,  the Fixed Fee and the  Incentive
Fees.

         "Services" has the meaning ascribed thereto in Section 2.1 of the Contract.

         "Site" means any location or locations at which the Program Manager or any Supplier (or any employee or agent of either) is at any time performing services or providing supplies in connection with this Contract.

         "Supplier" means any contractor, vendor or supplier entering into a Supplier Contract to perform services or provide equipment, supplies or material for the System.

         "Supplier Contract" means any contract that the Program Manager enters into as agent for the Owner with any contractor, vendor or supplier.

         "Supplier Cost" means any payment actually disbursed pursuant to any Supplier Contract by the Program Manager to Suppliers in respect of Supplies or Procured Services.

         "Supplier Cost Verification" means the certification executed by the Program Manager representing and confirming to the Owner that (i) the Program Manager has, in fact, paid to the relevant Supplier(s) the full amount of Supplier Costs as to which such Supplier Cost Verification relates and, (ii) to the best of the Program Manager's knowledge and based on its full inspection as required hereunder, the relevant Procured Services and Supplies are in accordance with the Technical Requirements and have been completed and delivered to the extent required under the Technical Requirements and the relevant Supplier Contract for payment in respect thereof.

         "Supplies" means any and all materials, plant, machinery, equipment, hardware and other items provided by any Supplier pursuant to a Supplier Contract.

         "System" means the whole of each fiber optic telecommunications link (including all equipment, Supplies, Permits, Wayleaves and other items, as more precisely described in the Technical Specification, requisite for the transmission of communications thereon) extending between and including all POPs at the locations identified in the Technical Specification.

         "System RFS Date" means the date on which a RFS Certificate is issued in respect of the System in accordance with Section 21.2 of the Contract.

         "Target  Cost"  [REDACTED]

         "Target Cost Assumptions" means the schedule annexed as Exhibit K to the Contract setting forth (i) categorical descriptions of the types and quantities of Services anticipated by the Parties as necessary to achieve the System RFS Date within the Target Cost and by the Guaranteed RFS Date and (ii) the assumptions upon which such descriptions are based.

         "Taxes" means all taxes and duties of any type, including sales-of-goods taxes, value added taxes, customs duties or other levies and duties applicable to the performance or delivery of the Services, the Procured Services and the Supplies, but excluding any tax, duty or other charge levied on or attributable to property owned, income earned or personnel engaged by the Program Manager or any Supplier.

         "Technical Requirements" means the following documents:

              (a) the Technical Specification;

              (b) the manufacturers' specifications and warranties relating to any Procured Services and Supplies.

         "Technical Specification" means Exhibit C to the Contract.

         "Telecoms Licence" means any licence or similar authorization of any Governmental Authority that a Person must hold in order to act as the owner or operator of telecommunications facilities in a relevant jurisdiction.

         "Termination  for Default" has the meaning  ascribed thereto in Section
17.1 of the Contract.

         "Total Completion Cost" means the total amount of the Reimbursable Costs paid or payable to the Program Manager prior to the System RFS Date.

         "United States" means the United States of America.

         "Wayleave" means any right-of-way, easement, license, franchise, crossing, joint-use arrangement or other access right (but excluding leases of existing transmission capacity or fiber optic cable from other telecommunications service providers) that may be identified to the Owner by the Program Manager, and entered into by or on behalf of the Owner, in connection with the installation, maintenance, operation and ownership of the Fiber Optic Cable, the Duct and the Repeater Facilities.

         "Wayleave Criteria" means the technical criteria and applicable terms and conditions set forth in Exhibit L to the Contract for Public Wayleaves and Alternative Wayleaves.

         "Wayleave or Permit Failure" means any refusal, delay or conditional mandate by any Governmental Authority with respect to any application by the Program Manager, duly submitted in full compliance with all applicable Laws, Codes and Standards and the Wayleave Criteria, for any Public Wayleave or Permit, which refusal, delay or mandate (i) is contrary to, or inconsistent with, applicable Law or Codes and Standards, (ii) imposes conditions supplemental to, or more onerous than, the express terms of such Laws or Codes and Standards, or (iii) represents an arbitrary or capricious act or omission by any relevant Governmental Authority in the conduct of its official duties.

                                    EXHIBIT B
                             DESCRIPTION OF SERVICES
                             -----------------------


DESIGN REVIEW AND PLANNING
--------------------------

-    Ongoing   review  of  plans  and   specifications   throughout   conceptual
     development, implementation and testing.

- Make recommendations for potential Suppliers of equipment and materials and design, engineering and construction services for the System, including preparation of proposals as to the allocation of System completion activities among the various Supplier Contracts and the coordination of such activities among Suppliers.

- Analyze proposed System components in terms of their technical suitability (excepting network design, which is the responsibility of the Owner Contractor supplying the network electronic equipment), initial cost and life-cycle investment, and provide recommendations to the Owner with respect to the foregoing.

- Evaluate new or innovative developments and advise the Owner as to potential time- or cost-savings that are consistent with, or would improve upon, quality standards.

- Review System design for adaptability to staged construction, develop bar chart and milestone schedules that highlight critical decisions for the Owner, and arrange early commitments for the purchase and fabrication of long-lead and early-start items.

- Evaluate System design in terms of construction feasibility and cost, and analyze and advise on the use of available labor-saving techniques, such as off-Site fabrication and pre-assembly of System components.

- Review all specifications for conformity with current trade practices and appropriate allocation of equipment purchases and work assignments.

- Prepare comprehensive, categorized project budgets and schedules at various stages of design, engineering and construction.

- Develop a project implementation plan to analyze special requirements and conditions.

- Identify opportunities for fast-tracking the overall System completion schedule and evaluate costs and benefits of such strategies.

- Identify requirements for overtime work programs and shutdowns, and prepare recommendations for the Owner on appropriate work-around plans.

PROCUREMENT SUPPORT
-------------------

- Advise the Owner of current pricing and availability of labor and materials at the relevant Sites.

- Confirm potential Suppliers' availability, reputation and capacity for reliable performance, bondability and other information as to their suitability to provide the Procured Services and the Procured Supplies.

- Advise on jurisdictional assignments, labor agreement obligations, trade restrictions and local work practices.

- Prepare and review bid packages to facilitate that alternate systems, components, materials and techniques are clearly specified so as to obtain proper bidder response.

- Where appropriate, develop bidding alternatives on materials, construction techniques, fabrication and installation methods in order to take advantage of current conditions in the construction marketplace.

- Review the bid packages and the scope of services and supplies therein to confirm that every detail of work is properly and fully assigned.

- Review and tailor the bidding format and instructions for each type of Procured Services and Procured Supply to help facilitate proper response to base bids, specific alternate bids and unit price requests.

-    Review early purchase bid packages. In major installation packages, confirm
     inclusion  of  all   requirements   for  special   receipt,   handling  and
     installation of materials and equipment to be furnished by others.

- Interview qualified potential Suppliers to confirm their interest in the bidding process to help in the determination that there exists effective competition among bidders.

- Establish the recommended bidders list for major elements of the Procured Services and Supplies.

- Participate in prebid conferences and assist in responding to questions raised during the bidding period.

- Evaluate base bids, alternate proposals, unit prices and all other pertinent data.

- Review all cost proposals in relation to known local and current markets for similar services and supplies, using extensive in-house cost data and recent buy-out information.

- Organize and conduct meetings with bidders to discuss their bids and proposed approach regarding project logistics, manpower and sequence of operations in order to ascertain that they conform to the completion schedules.

- Make a complete and independent evaluation of the bids and post-bid discussions, subcontractor selection, alternates to be accepted and unit prices to be included. Prepare detailed recommendations for award.

- On behalf of the Owner, negotiate contracts with potential Suppliers, with a view toward reduction of the overall costs and delivery lead time for the Procured Services and the Supplies.

CONTRACT MANAGEMENT
-------------------

- Update and confirm project budgets by developing a detailed independent cost review using current market experience, current Supplier costs and labor availability data.

- Develop and maintain a master project schedule. Solicit schedule updates from all Suppliers as work progresses and integrate them into the master schedule. Coordinate with the Owner as to matters affecting milestone dates. Provide all other administrative, management and related services to coordinate scheduled activities and responsibilities of the Suppliers, both among themselves and in relation to the activities of the Program Manager and the Owner Persons to secure System completion in accordance with the latest cost estimates and completion schedules.

- Develop and implement procedures satisfactory to the Owner for the review and processing of Suppliers' applications for payment.

- Prepare, produce and maintain a cost reporting and forecasting system to track project costs and keep the Owner apprised of changes and revisions that impact project costs. Provide monthly reports, with complete back-up, on the Total Completion Cost.

- Control costs by anticipating potential problem areas and resolving them such that additional costs are minimized. This process shall include initiating input from the Suppliers and the Owner's Project Representative for low-cost, yet high quality, responses to field changes.

- Use commercially reasonable efforts to obtain satisfactory performance from each Supplier and recommend courses of action to the Owner when the requirements of any Supplier Contract are not being fulfilled.

- Compile and review all required documentation and make recommendations to the Owner regarding payments to Suppliers, and perform all accounting and maintain all records required under the Contract.

- Monitor and evaluate any Supplier claims and advise the Owner with respect to same.

PERMITTING AND WAYLEAVE SUPPORT
-------------------------------

- Review the Owner's Wayleave and Permit documentation and comment on compatibility with System objectives.

- Recommend and agree with the Owner on supplemental criteria for Wayleave selection.

-    Identify  routing  options,   assess  and  select  preferred  route,   also
     alternative   routes,   where  appropriate,   based  upon  agreed  criteria
     consistent with the Contract.

-    Collect  routing   information  and  coordinate  with  relevant   statutory
     authorities,   landowners   and  other   relevant   entities   to   produce
     documentation necessary for Wayleave and Permits applications.

- Plan and negotiate Wayleaves and Permits of occupation of the route including preparation of necessary plans, drawings and documents.

- Submit applications for Wayleaves and Permits on behalf of the Owner and expedite their approval.

- Liase with the Owner's Contractors and make recommendations to the Owner to achieve a coordinated approach to Wayleave and Permits.

TESTING, FIELD MANAGEMENT AND REPORTING
---------------------------------------

- Maintain project documentation systems at all appropriate Sites and in one centralized location; organize and administer document updates and keep Suppliers informed of the latest design conditions.

- Expedite and assist in the administration of Supplier Contracts. Provide additional information as required to facilitate Supplier decisions in the field.

- Review all work-in-progress at the Sites to confirm that it is in accordance with the Technical Requirements.

- Perform or require, upon the Owner's written authorization, additional testing or inspection of incomplete or unsatisfactory Procured Services and Supplies, whether or not the same are fabricated, installed or completed. Reject and require, at no additional cost, re-performance or redelivery of any item of services or supplies that is incomplete or contains Defects and Deficiencies.

- When any Procured Services or Supplies (or portions thereof) are, in the Program Manager's judgment, substantially complete, coordinate with the relevant Supplier(s) to inspect such services or supplies and prepare for the Owner a list of incomplete or unsatisfactory items and a schedule for their completion. Coordinate completion of any such items and any Punch List items, and notify and assist the Owner at such time as such items are ready for final inspection.

- Compile, verify and deliver to the Owner's Project Representative weekly progress reports for the System.

- Recommend and retain on behalf of the Owner (with the Owner's approval) special consultants or inspectors as needed.

-    Arrange   for  the   delivery,   storage,   protection   and   security  of
     Owner-purchased materials, systems and equipment to be integrated into the System.

- Develop integrated testing standards and procedures for the Owner's approval and administer the testing and delivery to the Owner of the System.

- Develop and implement a Site-specific safety program or programs designed to enhance the safety of workers, the public and property, and perform the following safety-related functions:

-    Maintenance of a fire/emergency evacuation plan;

-    Maintenance of appropriate records at Site field offices;

- Providing all on-site Suppliers with a "road map" for movement of personnel and materials;

- Establishment of a chain of command between the Program Manager and the Suppliers in the pursuit of a safe and healthy work environment;

-    Reinforcement of safety awareness and procedures at all Supplier meetings;

-    Mandatory monthly Site safety meetings for project personnel; and

- Weekly walk-throughs to check the quality control and safety level of work being performed.

                                    EXHIBIT C
                             TECHNICAL SPECIFICATION
                             -----------------------

[REDACTED]

                                   EXHIBIT D
                                  FEE SCHEDULE
                                  ------------

[REDACTED]

                                    EXHIBIT E
                                RECOVERABLE COSTS
                                -----------------

[REDACTED]

                                    EXHIBIT F
                             INSURANCE REQUIREMENTS
                             ----------------------

[REDACTED]

                                   EXHIBIT G-1
               MATERIAL TERMS AND CONDITIONS OF SUPPLIER CONTRACTS
               ---------------------------------------------------

A.  WARRANTIES
    ----------

    1.) GENERAL WARRANTIES. Each Supplier shall warrant for the benefit of the Owner that (together with such other warranties as may be set forth in any Supplier Contract, the "SUPPLIER WARRANTIES"):

         (a) All items included in the Procured Services or Supplies, as applicable, shall:

              (i)  meet or exceed the Performance Guarantees;

              (ii) be performed or furnished in accordance with:

                   (A)  Prudent   Practices  (as  applicable  to  each  Supplier
                        Contract);

                   (B)  Applicable Laws and Codes and Standards;

                   (C)  Specifications   and   instructions  of   manufacturers,
                        vendors and subcontractors applicable to any item of such Supplies; and

                   (D)  All  other   requirements  of  this  Contract  and  such
                        Supplier Contract; and

         (b) All items of Supply shall:

              (i)  be new;

              (ii) be fit for  the  particular  purpose  of  this  Contract  (as described in the Technical Specification);

              (iii)be fully  capable of (and be installed  and  maintained to be capable of) integration into the System, such that, assuming that the Procured Services and Supplies provided by other Suppliers conforms to the Technical Requirements, the System, on an integrated basis, shall meet the Performance Guarantees.

    2.) SUBCONTRACTOR WARRANTIES. Any and all warranties furnished to any Supplier by subcontractors or vendors shall be consistent with the relevant Supplier Warranties, and shall, as requested by the Owner, be subject to conditional assignment to the Owner on or after the System RFS Date.

    3.)  WARRANTY PERIODS. [REDACTED]

                                      G1-2


B.  PAYMENTS
    --------

    1.)  PROGRESS PAYMENTS AND RETAINAGE.

         (a)  Each Supplier  Contract shall, to the maximum extent  practicable, provide that payments shall be deferred until testing and acceptance of the relevant items of Procured Services or Supplies has occurred. Each Supplier shall, as a condition to final payment for the Procured Services or Supplies, execute and deliver a Certificate of Payment and Final Release in favor of the Owner. In the case of Supplier Contracts providing for payment on a percentage-of-completion basis, each Supplier shall execute and deliver Lien Releases in favor of the Owner with respect to Procured Services or Supplies having an aggregate Supplier Cost in excess of [REDACTED].

         (b) All payments made to Suppliers prior to testing and acceptance of the relevant Procured Services or Supplies shall be subject to retainage in amounts usual and customary in respect of such services and supplies. To the extent that retainage security is unavailable, inadequate or undesirable in the context of any particular Supplier Contract, such Supplier Contract shall provide for an alternative form of security such as a performance bond or bank guarantee in favor of, and in form and substance satisfactory to, the Owner.

    2.) WITHHOLDING AND OFFSET OF PAYMENTS. The Supplier Contracts shall entitle the Owner to withhold payment on account of:

         (a)  the Supplier's failure to remedy Defects and Deficiencies;

         (b) the existence of Liens, claims or other charges in favor of third parties against the System, the Owner or the Supplier;

         (c) the Supplier's failure to:

              (i)  maintain all required insurance;

              (ii) provide all required documentation;

              (iii)pay, when due, any liquidated  damages,  other damages or any payments owed to the Supplier; or

              (iv) make all payments to subcontractors, vendors and suppliers in accordance with their respective contracts with the Supplier; or

                                      G1-3


         (d) a finding by the Owner that the amount of any prior progress payment made to a Supplier exceeded the amount that should have been payable in respect of the Procured Services or Supplies actually delivered by such Supplier.

         Supplier Contracts shall provide that the Owner may, upon notice to the relevant Supplier of its intention to do so, apply any payments withheld or moneys to become due to such Supplier to satisfy, discharge or secure the release of such claims that the Supplier has failed to settle within 30 Days after notice thereof from the Owner. Any such application shall be deemed payment to the Supplier.

    3.) PUNCH LISTS. Supplier Contracts shall require, in connection with applications for any RFS Certificate, that the Supplier deliver to the Owner for its approval a written punch list (the "PUNCH LIST") of items of Supply or Procured Services to be completed or supplied, which shall specify estimated cost to complete or supply each such item. Upon the Owner's approval of any Punch List, the Owner may withhold from the retainage or any other amount paid to the Supplier upon the issuance of the applicable RFS Certificate, an amount (the "PUNCH LIST RESERVE") equal to [REDACTED]of the cost of completing or correcting all items identified on the relevant Punch List.

C.  TITLE; NO LIENS
    ---------------

    1.)  TITLE. Each Supplier shall represent and warrant to the Owner that:

         (a) prior to the transfer of any property to the Owner, such Supplier has good and marketable title to, and ownership of, all materials, work and equipment to be incorporated into the System or forming a part of the Procured Services or the Supplies;

         (b) upon the delivery of the Procured Services and the Supplies or the transfer of any other property to the Owner, the Owner shall have the absolute and exclusive right, title and interest to all materials, work and equipment to be incorporated into the System or otherwise forming a part of the Procured Services or the Supplies (and, to the extent that the Supplier delivers to the Owner any Procured Services or the Supplies involving Intellectual Property Rights, that all requirements of Section 6 of the Contract applicable to such Intellectual Property Rights have been complied with); and

         (c) such title shall pass to the Owner free and clear of any and all Liens.

    2.)  NO LIENS; REMOVAL OF LIENS. Each Supplier shall:

         (a) Keep the System, the Site, the Supplies and the Procured Services free and clear of any and all Liens (including posting a bond) other than Liens created directly by the Owner; and

         (b) Indemnify each Owner Person from and against any and all Losses in any way arising from such Supplier's breach of the foregoing covenant.

                                      G1-4


D.  DEFAULT AND REMEDIES
    --------------------

    1.) EVENTS OF DEFAULT. Each Supplier Contract shall provide that each of the following shall be an Event of Default ("EVENT OF DEFAULT"):

         (a) the Supplier has failed to carry out engineering, fabrication, supply, delivery, installation or testing the Procured Services or Supplies at the rate of progress required by and in accordance with such Supplier Contract that is likely to result in a material breach thereof; or

         (b) the Supplier fails to make any payment under the Supplier Contract when due; or

         (c) the Supplier commits any material breach of, or fails in any material respect to comply with and observe, any provision of the Supplier Contract; or

         (d) the Supplier abandons performance of the Procured Services or the Supplies for a period in excess of [REDACTED] , or intimates without lawful cause or justification that such will not or cannot be completed; or

         (e) the Supplier shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by the Supplier seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Supplier or its debts under Law relating to bankruptcy, insolvency or reorganization or relief or the appointment of a receiver, trustee or other similar official for the Supplier or for any substantial part of its property or the Supplier shall take any corporate action to authorize any of the actions set forth above in this Section; or

         (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced against the Supplier seeking reorganization, arrangement or readjustment of the Supplier's debts or for any other relief under any bankruptcy or insolvency act or Law, now or hereafter existing and remain undismissed or unvacated for a period of [REDACTED]; or

         (g) a receiver, assignee, liquidator, trustee or similar officer for the Supplier or for all or any part of its property shall be appointed involuntarily; or

         (h) the Supplier shall file a certificate of dissolution under applicable Law or shall be liquidated, dissolved or wound up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation, or shall take any corporate action in furtherance thereof; or

                                      G1-5


         (i) the Supplier either:

              (i) fails to make prompt payment of any undisputed invoice due to any subcontractor, vendor or supplier, or otherwise for materials or labor; or

              (ii) repudiates  or is in  default  with  respect  to  any  of its obligations to any subcontractor, vendor or supplier; or

         (j) the Supplier fails, after being notified thereof by the Owner, to promptly correct any Defects or Deficiencies prior to the System RFS Date or within the relevant Warranty Period; or

         (k) any representation or warranty made by the Supplier in the Supplier Contract or in any certificate, financial statement or other document furnished to the Owner by or on behalf of the Supplier shall prove to be false or misleading in any material respect as of the time made, confirmed or furnished.

    2.) REMEDIES. Each Supplier Contract shall entitle the Owner to take the following actions upon the occurrence and continuance of any Event of
         Default:

         (a)  suspend payment under the Supplier Contract in whole or in part;

         (b) take the performance of the Supplier Contract, including any Supplies or Procured Services not yet delivered to Owner, wholly or partly out of the control of the Supplier or any other Person and cause the same to be completed, whereupon the Supplier shall reimburse the Owner for any additional costs incurred by the Owner in connection with such completion;

         (c) exercise rights against the retainage, performance bond or bank guarantee, as applicable, provided by the Supplier;

         (d) apply any amount owning to the Supplier to the payment and performance of its obligations; or

         (e) exercise any and all rights and remedies it may have under law or equity, including seeking specific performance and the recovery of damages.

         The foregoing remedies shall be cumulative, and the Owner shall be entitled to elect one or more thereof without prejudice to any other right or remedy it may have.

E.  INSURANCE; INDEMNITY
    --------------------

    1.)  INSURANCE.

         (a) GENERALLY. Each Supplier Contract shall require that the Supplier procure, at its own cost and expense, and maintain in effect adequate insurance coverage against all risks normally insurable

                                      G1-6


              and insured in accordance with industry standards relating to the Procured Services and the Supplies. Unless otherwise stipulated between Owner and the Program Manager, such insurance shall be maintained in effect for the duration of all applicable Warranty Periods and, if requested by the Owner, shall name the Owner and the Program Manager as an additional insured. Each Supplier shall, to the extent applicable, provide the following insurance (in the maximum coverage amounts, and subject to the deductibles as Owner and the Program manager shall agree in respect of each Supplier Contract):

              (i) COMPREHENSIVE PERSONAL INJURY AND PROPERTY DAMAGE LIABILITY INSURANCE. This insurance shall (i) cover all activities of the Supplier, its employees, agents, subcontractors and vendors (collectively, the "SUPPLIER PERSONS"), (ii) state that it is primary coverage and not subject to contribution from other insurance maintained by the Supplier, and (iii) be maintained in effect for [REDACTED].

              (ii) BUILDER'S  RISK AND COURSE OF  CONSTRUCTION  INSURANCE.  This
                   insurance shall be written on a replacement cost basis for the full value at risk, and shall include, without limitation:

                   (A) physical damage insurance covering the Supplies or Procured Services at the Supplier's premises; and

                   (B) transportation and installation all risks covering the Supplies or Procured Services.

              (iii)WORKER'S COMPENSATION  INSURANCE.  This insurance shall cover all employees and servants of the Supplier for all compensation and other benefits required by any applicable Law or by Governmental Authority in respect of injury, death, sickness or disease. The territorial restriction shall be amended so that employees working in the area of operations are not excluded.

         (b) NOTICE OF CANCELLATION. All of the Supplier's insurance coverages shall provide that, prior to any cancellation or material change thereto initiated by the insurers, a [REDACTED] notice shall be forwarded to the Owner.

         (c) COPIES. At the Owner's request, the Supplier shall furnish the Owner with certified copies of insurance policies or certificates of insurance that provide sufficient information to verify that the Supplier has complied with the insurance requirements under the Supplier Contract.

         (d) FAILURE TO MAINTAIN INSURANCE. If the Supplier fails to effect or keep in force any of the insurance required by the Supplier

                                      G1-7


              Contract, the Owner may, without prejudice to any other rights it may have under the Supplier Contract, effect and keep in force any such insurance and pay the premium due or take out new insurance satisfactory to the Owner, in which event any amounts so paid by the Owner shall become immediately due and payable by the Supplier to the Owner. Should the Supplier fail to make any payment to the Owner upon its request therefor, the Owner may deduct the amount of such payment from any payment that is, or may become, due to the Supplier.

    2.) INDEMNITY. Each Supplier Contract shall provide that the Supplier shall be liable for, and shall indemnify, protect, defend and hold harmless each Owner Person from and against, all Losses:

         (a) in respect of any injury to, or death or disease of, any person, or any damage to, or loss of use of, any property or asset based upon, arising under or otherwise related to the act, omission or negligence of the Supplier, its employees, agents, subcontractors and vendors (collectively, the "SUPPLIER PERSONS") in connection with the performance of this Contract; or

         (b)  arising   in   connection   with  any   infringement   or  claimed
              infringement of Intellectual Property Rights forming a part of the Procured Services or the Supplies; or

         (c) arising from any act or omission of any Supplier Person that violates any Law; or

         (d) to the extent not covered by items (a) through (c) above, in respect of any injury to, or death or disease of, any person, or any damage to, or loss of use of, any property as a result of the discharge or presence of any environmentally hazardous substance, which discharge or presence was caused in any manner by the act, omission or negligence of any Supplier Person; or

         (e) arising from any breach by the Supplier of a Supplier Warranty; or

         (f) otherwise stipulated as indemnifiable under any other provision of the Supplier Contract,

except for such Losses solely due to the willful misconduct or gross negligence of such Owner Person.

                                   EXHIBIT G-2
                            FORM OF SUPPLIER CONTRACT
                            -------------------------

[REDACTED]

                                    EXHIBIT H
                FORM OF CERTIFICATE OF PAYMENT AND FINAL RELEASE
                ------------------------------------------------


                    CERTIFICATE OF PAYMENT AND FINAL RELEASE
                    ----------------------------------------

                               Dated _____________

                               CIRCE CABLE PROJECT
                                 Circe 2 System

Reference is made to the [PROJECT SERVICES AGREEMENT / RELEVANT SUPPLIER CONTRACT] dated as of [_____________ ___, ____] (as amended, supplemented or otherwise modified from time to time, the "CONTRACT"), between [VIATEL, INC.] (the "OWNER") and [BECHTEL LIMITED / RELEVANT SUPPLIER] (the ["CONTRACTOR"] / ["SUPPLIER"]). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Contract.

1. RELEASE AND WAIVER. In consideration of, and subject to, the Owner's remittance of the final payment owed to the [PROGRAM MANAGER] / [SUPPLIER] in connection with the Contract, the [PROGRAM MANAGER] / [SUPPLIER] hereby and forever releases, waives, and discharges:

         1.1. any rights, Liens or other claims that the [PROGRAM MANAGER] / [SUPPLIER] has or may have against any Owner Person arising out of or relating to the System or any Services, Procured Services or Supplies (including any materials, equipment or supplies forming a part thereof, or furnished in connection therewith, the "CONTRACT ITEMS") performed or delivered pursuant to the Contract or any other agreement or contract relating to the System; and

         1.2. any other legal or equitable claim or right that the [PROGRAM MANAGER] / [SUPPLIER] may have against any Owner Person or the System (or any portion thereof) in any manner arising out of or relating to the performance of the Contract and the delivery of any Contract Items.

2. CERTIFICATIONS. The [PROGRAM MANAGER] / [SUPPLIER] certifies that:

         2.1. acceptance of the Final Payment by the [PROGRAM MANAGER] / [SUPPLIER] shall represent the [PROGRAM MANAGER'S] / [SUPPLIER'S] complete satisfaction with the final compensation for all claims and the Contract Items;

         2.2. there are no expected or known Liens arising out of or in connection with the performance or delivery by the [PROGRAM MANAGER] / [SUPPLIER] of any Contract Items;

         2.3. all Taxes and insurance premiums for which the [PROGRAM MANAGER] / [SUPPLIER] is responsible under the Contract that have accrued to date in connection with any Contract Items have been fully paid and discharged.

                  IN WITNESS WHEREOF, the [PROGRAM MANAGER] / [SUPPLIER] has executed this Certificate of Payment and Final Release as of _______________, 19___.

                                           [BECHTEL LIMITED / RELEVANT SUPPLIER]


                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT I
                              FORM OF LIEN RELEASE
                              --------------------


                                  LIEN RELEASE
                                  ------------

                               Dated ______________

                               CIRCE CABLE PROJECT
                                 Circe 2 System


         Reference is made to the [PROJECT SERVICES AGREEMENT / RELEVANT SUPPLIER CONTRACT] dated as of [_____________ ___, ____] (as amended, supplemented or otherwise modified from time to time, the "CONTRACT"), between [VIATEL, INC.] (the "OWNER") and [BECHTEL LIMITED / RELEVANT SUPPLIER] (the ["CONTRACTOR"] / ["SUPPLIER"]). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Contract.

1. RELEASE AND WAIVER. In consideration of, and subject to, the Owner's payment for the [SERVICES] / [SUPPLIES] described in the [PROGRAM MANAGER] / [SUPPLIER] Invoice, dated as of the date hereof (the "CURRENT INVOICE"), the [PROGRAM MANAGER] / [SUPPLIER] hereby and forever releases, waives, and discharges any rights, Liens or other claims (other than claims that are subject to the dispute-resolution provisions of Section [___] of the Contract) that the [PROGRAM MANAGER] / [SUPPLIER] has or may have against any Owner Person arising out of or relating to the System or such Services, Procured Services, Supplies or other items heretofore performed, delivered or otherwise subject to the Current Invoice (collectively, the "INVOICED ITEMS"), including any materials, equipment or supplies forming a part of, or furnished in connection with, any Invoiced Items.

2. CERTIFICATIONS. The [PROGRAM MANAGER] / [SUPPLIER] certifies that:

         2.1. there are no expected or known Liens on the System (or any portion thereof) or on any Invoiced Items arising out of or in connection with the performance or delivery by the [PROGRAM MANAGER] / [SUPPLIER] of the Invoiced Items; and

         2.2. all Taxes (excluding any income taxes) and insurance premiums for which the [PROGRAM MANAGER] / [SUPPLIER] is responsible under the Contract that have accrued to date in connection with the Invoiced Items have been fully paid and discharged, or, to the extent accrued but not yet payable, such Taxes and premiums will be paid and discharged out of the payment(s) made by the Owner to the [PROGRAM MANAGER] / [SUPPLIER] in respect of the Current Invoice.

         IN WITNESS WHEREOF, the [PROGRAM MANAGER] / [SUPPLIER] has executed this Lien Release as of this ____ day of __________________, ______.

                                           [BECHTEL LIMITED / RELEVANT SUPPLIER]


                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT J
                    SCHEDULE OF KEY PROGRAM MANAGER PERSONNEL
                    -----------------------------------------


1.0   INTRODUCTION
      ------------

      1.0 The Program Manager's Project Representative, as approved by the Owner, being an employee of the Program Manager, shall direct and control the overall performance of the Services as set forth in the Contract. Such Project Representative, or any replacement approved by the Owner, shall be the primary Program Manager contact for the Owner for official directions, correspondence, and instructions.

2.0   KEY PERSONNEL
      -------------
     [REDACTED]


3.0   REMOVAL OF KEY PERSONNEL
      ------------------------

      [REDACTED]


4.0   PERSONNEL
      ---------

      4.1 The following positions are identified as Key Program Manager Personnel positions and will require the Owner's written approval of individuals who fill these roles;

          [REDACTED]

                                    EXHIBIT K
                             TARGET COST ASSUMPTIONS
                             -----------------------

                            BASIS OF CIRCE 2 COSTING
                            ------------------------


[REDACTED]

                                    EXHIBIT L
                                WAYLEAVE CRITERIA
                                -----------------


[REDACTED]

                                    EXHIBIT M
                                 OWNER SECURITY
                                 --------------


[REDACTED]